Sector Regulation and Electricity System Operations	12 Months Ended
Dec. 31, 2018
Disclosure Of Information About Activities Subject To Rate Regulation [Abstract]
Sector Regulation and Electricity System Operations

5.    SECTOR REGULATION AND ELECTRICITY SYSTEM OPERATIONS

a)   Regulatory Framework

Argentina

Argentina has shown signs of intervention in the electricity market since the crisis of 2002. Under the previous regulations, generators sold to distributors at prices obtained from centralized calculations of the average spot market price. The distributers’ purchase price was the average price forecast for the next six months, called the Seasonal Price (Precio Estacional). Any differences between the Seasonal Price (the purchase price) and the actual spot price (the selling price) was charged to the Seasonal Fund (Fondo Estacional) managed by the Wholesale Electricity Market Administration Company (CAMMESA - Compañía Administradora del Mercado Mayorista Eléctrico).

However, after the 2002 crisis, the authorities changed the price-setting criteria, bringing the marginal pricing system to an end. First, marginal prices were calculated without taking into consideration the natural gas shortages. In effect, despite the fact that generation is dispatched on the basis of the fuels actually used, SE Resolution No. 240/2003 establishes that the marginal price is to be calculated taking into consideration all of the generation units as if there were no restrictions in effect on natural gas supplies. In addition, the expense of water is not included in the calculations if its opportunity cost is higher than the cost of generating power with natural gas. Second, it established a spot price ceiling of Ar$120 per MWh. However, CAMMESA pays the actual variable costs of the thermal plants that run on liquid fuels through the Temporary Dispatch Cost Overruns program.

In addition, as the dollarized economy was devalued and went back to the Argentine peso, payment for capacity fell from US$10 to Ar$10 per MWh. Capacity payments have subsequently risen slightly to Ar$12 per MWh.

Additionally, the freezing of prices paid by distributors caused a gap in relation to actual generation costs, resulting in various types of special agreements for recovering costs, in accordance with regulations in force.

It was in this context that the government announced in 2012 its plan to change the current regulatory framework to one based on an average cost scheme.

Resolution No. 95/2013 was published in March of 2013, significantly changing the system for generators’ remunerations and setting new prices for capacity depending on the type of technology used and availability. It also set new values for paying for non-fuel variable costs, as well as additional remuneration for energy generated.

In May 2013, the Group’s generating companies (Enel Generación Costanera, Enel Generación El Chocón and Dock Sud) accepted the terms of SE Resolution No. 95/2013.

This resolution marked the end of marginal pricing as a payment system in the Argentine power generation market and established, instead, a payment system by type of technology and size of plant. For each case, it recognizes fixed costs (determined on the basis of fulfillment of availability) and variable costs, plus an additional remuneration (the two parts are determined based on energy generated). Part of the additional remuneration is placed in a trust for future investments.

Commercial management and fuel dispatch are handled by of CAMMESA; Terminal Market agreements cannot be extended or renewed, and large users, once their respective contracts are up, must purchase their supply from CAMMESA. However, the Secretary of Energy (“SE”), in Note SE 1807/13, gave generators the opportunity to express their intention to continue handling collections for their entire contract portfolio, thus ensuring a certain amount of cash flow and a continuing relationship with the customer.

It is also important to mention that Enel Generación Costanera has availability contracts signed in 2012 that are still in effect, as well as combined cycle contracts (until 2016) and turbosteam generation contracts (until 2019) that will enable the company to implement an investment plan for the Costanera plant generation units in order to optimize the reliability and availability of that plant. The contracts also include payment of the commitments under the Long-Term Service Agreement (LTSA) for the plant’s combined cycles.

The values of SE Resolution 95/2013 were updated on an annual basis by SE Resolutions 529/2014, 482/2015 and SEE Resolution 22/2016. SE Resolution 529/2014 created a remuneration for non-recurring maintenance for the steam-electric power plants, and SE Resolution 482/2015 provided remuneration for non-recurring maintenance also to hydroelectric power stations. In addition, Resolution 482/2015 created a new charge of 15.8  Ar$/MWh for steam-electric power plants and 6.3  Ar$/MWh for hydroelectric power stations, in order to finance investments, applicable from February, 2015 to December, 2018 only for those generating companies participating in the project.

On March 22, 2016, the SE through Resolution No. 21/16, requested bids to offer new capacity for thermal generation for the summer 2016/17, winter 2017 and summer 2017/18 periods. The resolution stated that the offer cannot include, as of the date the resolution was published, pre-existing generation units already interconnected to the Argentine Interconnection System (“SADI” in its Spanish acronym) or capacity that was already offered in other agreements. The five (5) – ten (10) year contract will be entered into with CAMMESA as a representative of Wholesale Electricity Market (“MEM”) agents and monthly remuneration for capacity will be in US$ per MW, while energy generated with each fuel will be in US$  per MWh, as the payment priority equivalent to that of payment for liquid fuel. The supply and recognition of fuel costs will be based on current regulations, as appropriate. The minimum capacity at each interconnection node must not be less than 40MW and preferably must be of dual capacity for fuel consumption, with specific maximum consumption of up to 2,500 kcal/kWh. CAMMESA will make known the expected locations for generation between 50MW to 150MW.  The order of priority for the offers was based on increasing costs, therefore, the assessment formulas must be made available to the bidders.

On September 14, 2016, the results of the New Thermal Generation Bid were published in the Official Bulletin, granting a total of 1,915 MW (out of 6,000 MW total offers). Four offers propose to deliver new energy (545 MW of capacity) to the SADI in December 2016; ten offers propose to deliver new energy (685 MW) in the first quarter of 2017 and four more offers are expecting to deliver new energy (229 MW) in the second quarter of 2018. In addition, 26 offers are committed to start their service in the second half of 2017, and five other offers in 2018. Likewise, through Note No. 355, the SE instructed CAMMESA to encourage pricing improvements to those entities whose offers were considered acceptable but no bid was granted. As a result of new pricing offers, an additional 956 MW were granted to seven offers proposing to deliver new energy within the period from January 30 to December 1, 2017. Lastly, on October 28, 2016, the SE, through Resolution No. 387/E/2016, instructed CAMMESA to add two additional projects for a total of 234 MW. None of the Group’s entities participated in the bidding process.

On November 16, 2016, by means of Secretariat of Electrical Energy (“SEE”) Resolutions 420‑16 and 455‑16, the SE summoned those entities interested in developing infrastructure projects that contribute in the reduction of costs in the MEM and to increase the reliability of the Argentinean Power Grid, to express their interest, considering in particular the contribution of the preliminary plans presented with responsibility in supplying fuel for generating electrical energy. Enel Group presented two projects located on the premises of Enel Generación Costanera, for 350 MW and 415 MW. The specifications for the new combined cycles are expected to be issued in the next few months, to close the bidding process during Spring of 2017. On the other hand, by means of SEE Resolution 287 - E/2017 of May 10, 2017, the SEE instructed CAMMESA to summon all interested parties to submit their proposals (Stage I) for a new thermal generating plant with (a) combined cycle closure or (b) cogeneration technology, with the commitment to be available to meet the demands of the MEM, attaching the respective specifications and terms and conditions. 40 projects were submitted for a total of 4,597 MW. On September 25, 2017, SEE Resolution 820 was published awarding 506 MW at an average price of 17,769 US$/MW-month and instructing CAMMESA to invite the remaining technically accepted proposals to improve their proposal, with a submission deadline on October 6 and the award on October 13, 2017, so that CAMMESA could send its analysis to the SEE.

On February 2, 2017, the SEE issued Resolution No. 19/2017 replacing SEE Resolution No. 22/2016, which set the remuneration guidelines for existent power generating plants. Resolution No. 19/2017 defines the minimum remuneration for the energy capacity of technology and scale, and allows thermal units to offer equal remuneration for availability energy contracts for all technologies. Thermal generators may declare the price of firm capacity to be committed for a three-year period per unit each summer period, and may also provide the information by summer and winter periods (adjustments could be made during the period). As an exception applicable to 2017, Resolution No. 97/2017 authorized the declaration of the Guaranteed Availability Commitments (Compromisos de Disponibilidad Garantizada, in Spanish) in conjunction with the information required for the Winter Seasonal Programming, effective from May 1, 2017 to October 31, 2017. Generators will sign a Guaranteed Availability Commitment contract with CAMMESA, which may be transferred to demand as defined by SEE. The remuneration will be received by each generation unit with a committed capacity and will be in proportion to its compliance, with the minimum remuneration calculated based on the minimum price. On the other hand, the thermal generation could offer additional capacity availability for bi-annual periods, which will be auctioned at a maximum price.

In relation to hydroelectric power plants, a new scheme is defined to assess energy capacity, which is based on actual energy capacity available (that will result in a higher value for capacity than under prior regulations). Likewise, a base is defined for the price of energy capacity, a second for the period from May 2017 to October 2017, and a third from November 2017.

The remuneration values under Resolution No. 19/2017 are denominated in U.S. dollars and will be translated to Argentine pesos using the last business day exchange rate published by the Argentine Central Bank, and will be effective for the term established in CAMMESA’s procedures. Subsequently, the SEE established that the conversion rate to be used to translate to Argentine pesos should correspond to the spot exchange rate from the day before the transaction due date, starting from November 2017.

SEE Resolution 1085/17 amends the payment process to agents for the transportation system as of December 1, 2017 (the transporter’s remuneration does not change as it was set in the RTI). Synthetically it stipulates:

•	The costs associated with the transportation remuneration will be distributed proportionately in accordance with the demand.
•	The Generating Agents will only pay charges from direct connection.
•	Instructs CAMMESA to propose, in the next 90 days. All necessary changes in order to implement the procedures (MEM regulations).

On August 1, 2018, Resolution ME No. 46 was published that reduces the price of gas from US$ 5.20 to US$ 4.20 per MMBTU (on average) that is allocated to the electricity generation segment.

The SEE is also instructed to implement a competitive mechanism for the provision of gas for generation at a maximum defined price.

In this sense, the SEE instructed CAMMESA to carry out natural gas purchases under firm and interruptible conditions through the Electronic Gas Market (MEGSA) to supply thermal generation.

Finally, the bid on interruptible contracts for the period September-December of 2018 was tendered.

The average price of offers was US$ 3.69 per MMBTU, 13% cheaper than the price of Resolution ME No. 46.

On November 7, 2018, Resolution 2018-70-APN-SGE was published in the Official Gazette, through which the Generators, Cogenerators and Self Generators of MEM are enabled to procure their own fuel supply for the generation of electric power.

Initially, the standard is in force for natural gas and allows generators to obtain an additional margin when producing with their own fuel, only if the gas purchase price is lower than the price recognized by CAMMESA.

With this resolution, the generators charge the variable production cost (CVP) according to the recognized prices.

CAMMESA is responsible for continuing to supply the other generators that do not buy their fuel.

Out of a total of 60 companies authorized to declare, 22 of them were registered, 6 of which correspond to Generation under 100% of Resolution 19/17.

In December 2018, the authorities allowed the export of natural gas, establishing a new procedure to authorize exports.

The surplus is generated from the availability of gas resulting from higher production from Vaca Muerta.

The authorized exports were destined to Chile and Brazil, with a total volume of 479,250,000 m3, under interruptible conditions, and for the period up to June 2020 towards Chile and for approximately 600 MW of electricity to Brazil.

Brazil

Legislation in Brazil allows the participation of private capital in the electricity sector, upholds free competition among companies in electricity generation, and defines criteria to avoid certain levels of economic concentration and/or market practices that may cause a decline in free competition.

Based on the contract requirements as stated by distribution companies, the Ministry of Energy has been involved in planning the expansion of the electricity system, setting capacity quotas by technology on the one hand and, on the other, promoting separate tender processes for thermal, hydraulic or renewable energies, or directly holding tender processes for specific projects. The operation is being coordinated in a centralized fashion in which one National System Operator (“ONS” in its Portuguese acronym) coordinates centralized load dispatch based on variable production costs and seeks to guarantee to meet demand at the minimum cost for the system. The price at which transactions take place on the spot market is called the Difference Liquidation Price (Precio de Liquidación de las Diferencias, PLD).

Generation companies sell their energy on the regulated or unregulated market through contracts, and trade their surpluses or deficits on the spot market. The free market is aimed at large users, with a limit of 3,000 kW (this limit will change to 2,500 kW as of July 1, 2019, and to 2,000 kW as of January 1, 2020) or 500 kW if they purchase Non-Conventional Renewable Energy (“NCRE”).

In the unregulated market, suppliers and their clients directly negotiate energy purchase conditions. In the regulated market, in contrast, where distribution companies operate, energy purchases must go through a bidding process coordinated by the National Electricity Agency (“ANEEL” in its Portuguese acronym). In this way, the regulated purchase price used in the determination of tariffs to end users is based on average prices of open bids, and there are separate bidding processes for existing and new energy. Bidding processes for new energy contemplate long-term generation contracts in which new generation projects must cover the growth of demand foreseen by distributors. The open bids for existing energy consider shorter contractual terms and seek to cover the distributors’ contractual needs arising from the expiry of prior contracts. Each bidding process is coordinated centrally. The ANEEL sets maximum prices and, as a result, contracts are signed where all distributors participating in the process buy pro rata from each offering generator.

These regulatory mechanisms ensure the creation of regulatory assets/liabilities, whose rate adjustment for deficits in 2014 will take place in the tariff adjustments starting in 2015 (March for Enel Distribución Río S.A. (formerly Ampla) and April for Enel Distribución Ceará S.A. (formerly Coelce)). This mechanism has existed since 2001, and is called the Compensation Clearing Account - Part A (Cuenta de Compensación de Valores – Parte A, or “CVA”). They aimed to maintain consistent operating margins for the dealer by allowing tariff revenue due to the costs of Part A.

The CVA helps maintain stability in the market and enables the creation of deferred costs, which is compensated through tariff adjustments based on the fees necessary to compensate for deficits the previous year.

On December 2014, an addendum was signed to the concession contract for distributors in Brazil Enel Distribución Río S.A. and Enel Distribución Ceará S.A., which allows these regulatory assets (CVA’s and others) to be included in indemnitee assets at the end of the concession, and if this is not possible over time, it allows compensation through tariffs. Therefore, the recognition for these regulatory assets/liabilities is allowed under IFRS (see Note 4.d.1).

Brazil experienced drought conditions throughout 2014. In November 2014, the system reached the maximum risk of energy rationing. The average reservoir levels were 1% lower than at the last rationing. However, the government stated that there was no risk to supply.

The government created the ACR account to cover the additional energy costs through bank loans to be paid within two years through the tariff. Distributors had used approximately R$ 18,000 million (approximately US$ 3.7 billions) from the ACR account by December 31, 2014. However, this was not sufficient to cover the shortfall. In March 2015, a new loan was approved against the ACR account to cover the shortfall of November and December 2014. In addition, an extension in the payment period was approved for all loans, which currently will have to be paid in 54 months from November 2015.

In January 2015, based on the mismatches between the costs recognized in tariffs and actual costs other than those related to operations of the distribution entities, and increased inherent drought conditions costs, ANEEL began the application of a system (known as Tariffs Flags) of monthly charges over the tariff to the customers, provided that the marginal cost of the system is higher than the regulatory standard. The purpose of the regulator is to indicate the customers the generating cost of the following month, and paying in advance to the distribution companies an amount that would only be available in the next tariff review process.

The Tariff Flags system initially consisted of three levels of colored flags: Green, Yellow and Red as follows:

	Description	To be applied when CMO (R$/MWh)	Additional Tariff (R$/MWh)
Green	Favorable generation of energy conditions	<200	None
Yellow	Less favorable generation of energy conditions	>200<388.48	+ 0.025
Red	Higher costs generation conditions	>388.48	+ 0.045

From January 2015 until the reporting date of these financial statements, the values have been changing based on new expectations of future generation costs.

In summary, with this mechanism the generation cost that is currently transferred to the customer only once a year (when the annual tariff adjustment is performed) will generate a monthly variation and the customer can improve control over his/her electricity consumption. That is, the consumers will notice a lower tariff adjustment as they are paying a higher amount during the month. The flags system implemented by the ANEEL, is an accurate indicator of the actual cost of energy generated, allowing consumers a rational use of electrical energy.

As of February 1, 2016, the Red flag was separated into two levels – R$3.00 and R$4.50 – applicable to a consumption of 100kWh. Also, the Yellow flag value was reduced from R$2.5 to R$1.5 applicable to a consumption of 100kWh (or portions). The improved conditions of the rainy season in 2016 increased hydroelectrical reserves to their normal levels and the combined effect of a decrease in demand together with the addition of new power plants in the Brazilian electricity system, led to a change in the Tariff Flags, such that the flag was Yellow in March 2016 and Green in April 2016.

As of 2017, the values of the flags are:

•	Green flag rate: Favorable generation conditions
•	Yellow flag rate: R$2.00 per 100 (kWh)
•	Red flag rate - level 1: R$3.00 per 100 (kWh)
•	Red flag rate - level 2: R$3.50 per 100 (kWh

Green flag rate: It will be activated in the next few months when the value of the last CVU plant to be sent is less than R $211.28 / MWh;

Yellow flag rates: It will be activated in the next few months when the value of the last CVU plant is verified to be equal to or more than R$211.28 / MWh and less than R$422.56 / MWh; and

Alert signal rate: It will be activated in the next few months when the value of the last CVU plant is verified to be equal to or higher than R$422.56 / MWh, according to the following levels of application:

Level 1: It will be activated in the next few months when the value of the variable unit cost - CVU last plant is verified to be equal to or higher than R$422.56 / MWh and less than R$610 / MWh; and

Level 2: It will shoot up in the next few months when the value of the variable unit cost - CVU last plant is verified to be equal to or higher than the ceiling of R$610 / MWh.

There was a methodological alteration in the proposal regarding the metrics. Now the operation of the flags takes into account the definition the cost of the hydrological risk, given the indirect relationship between the hydroelectric generating deficit and the short-term price of electrical energy. The incorporation of these two variables to the system makes the projected collection, with the proposed values, to be more accurate in relation to the actual incurred costs.

As of November 2017, the flag values are:

•	Green flag rate: Favorable generating conditions
•	Yellow flag rate: R$1.00 per 100 (kWh)
•	Red flag rate - level 1: R$3.00 per 100 (kWh)
•	Red flag rate - level 2: R$5 per100 (kWh)

Energy tenders of recent years

In 2015, six electric power tenders were carried out for purposes of reestablishing the energy supply:

•	One A‑1 tender: 1,954 MW (avg.), allocated to Hydro (94%), Biomass (4%) and Gas (2%); from 1 to 3 years of energy supply;
•	Four A‑3 tenders and reserve:
•	97 MW (avg.), allocated to Wind (30%) and Biomass (70%), at an average price of R$200/MWh;
•	233 MW (avg.), allocated to Solar (100%), at an average price of R$301.8/MWh;
•	314.3 MW (avg.), allocated to Wind (72%), Hydro (15%), Gas (7%), and Biomass (6%), at an average price of R$189/MWh; and
•	508 MW (avg.), allocated to Wind (52%) and Solar (48%), at an average price of R$249/MWh.
•	One A‑5 tender: 1,147 MW (avg.), allocated to Gas (76%), Hydro (18%) and Biomass (7%), at an average price of R$259.2 MWh.

Also, a Tender for Contracting Hydroelectrical Plants Concessions was carried out through the quota regime, in which the seller is granted energy (3,223 MW  (avg)) and capacity (6,061 MW) for an Annual Operational Revenue from Generation.

In 2016, two electric power tenders were carried out as follows:

•	One A‑5 tender for 202 MW (avg.) allocated to Gas (2%), Hydro (58%) and Biomass (40%), at an average price of R$198.59MWh.
•	One A‑1 tender for 21 MW (avg.) at an average price of R$118.15 MWh.

In 2017, four tender processes were carried out as follows:

(i)

A‑4, set out a tender on 12/18/2017 for 2,202 MW of energy, awarded at an average price of R$ 144.51 per MWh, the distribution by nature of generation was 3% to hydroelectric, 4% to steam-electric, 16% to wind and 77% to solar;

(ii)

A‑6, set out a tender on 12/20/2017 for 27,366 MW of energy, awarded at an average price of R $ 189.45 per MWh the distribution by nature of generation was 3% to hydroelectric, 72% to steam-electric, 25% to wind;

(iii)	A‑1 and A‑2, set out a tender on 12/22/2017, for 288 MW and 423 MW of energy, respectively, sold at an average price of R $177.46 per MWh and R$174.52 per MWh, respectively.

In 2018, there were three tenders with the following result:

•	One tender A-4: 356.19 MW-media, assigned to Hydro (6.6%), Biomass (9.7%), Wind (16.2%) and Solar (67.5%) at an average price R $ 124.75 MWh.
•	One tender A-6: 1,228.59 MW-media, assigned to Gas (26.6%), Hydro (18.9%), Biomass (0.9%) and Wind (53.6%) at an average price R $ 140.87 MWh.
•

One tender A-1 and A-2, on 12/07/2018, in the A-1 were 4 MW of average energy sold at an average price of R $ 142.99 per MWh and in the A-2 were 359 MW of energy operated at an average price of R $ 161.35 per MWh

Pro rata allocation due to judicial matters

At the end of September 2016, ANEEL, based on certain judicial outcomes referring to the suspended collection of CDE charges of certain industrial participants (members of the Associação Brasileira de Grandes Consumidores Industriais de Energia e de Consumidores Livres or “ABRACE”), had to recalculate the CDE pro rata allocation to the rest of the applicable participants, despite having transferred Parcel A costs. Subsequently, specific tariffs applicable to the members of ABRACE will be published and the distribution companies will have to promote the new invoicing to those customers. The distribution companies must maintain the payments of the CDE parts under actual amounts (published in the resolutions); and, finally the deficit originated for the revenue losses will be included in the tariff adjustments of the distribution companies.

CDE’s Monthly Rate: Indemnification for discounts granted to consumers under judicial orders

Resolution No. 1,576 authorized electric energy distributors to recover the lower amounts billed due to judicial orders against the Energy Development Account, through the CDE’s monthly installments.

The difference between the regular tariff and the judicial order tariffs will be deducted from the CDE’s monthly installment. This adjustment will not be implemented through the tariffs and no regulatory assets will be included in the tariffs. The discount applied to the CDE’s monthly installment of consumers with judicial orders will be compensated, that is, the monthly payment of the installments will be lower than the installments defined in the resolution.

Distributed Generation

In May 2015, the regulator in a public hearing began the process to modify the regulations related to the distributed micro- and mini-generation aimed to making it more viable. The most important modification is to allow the installation of generation systems (of any renewable source, up to 3MW for hydro and 5MW for other sources) in locations other than where the load is located.

On November 24, 2015, ANEEL through Resolution No. 687/15 approved the regulation on distributed micro- and mini-generation by using an energy compensation mechanism.

Under the new regulations, effective on October 27, 2017, the use of any source of renewable energy as well as qualified co-generation is allowed. Distributed micro-generation is defined as a generating power plant with installed capacity of up to 75 kW. Distributed mini-generation is defined as a generating power plant with installed capacity of more than 75kW and less than 5 MW (3 MW for water supply) connected to the distribution network through consumption unit facilities.

On the same date, the regulation prohibits the framing as a distributed micro generation of generating plants that have already been subject to registration, concession, permit or authorization, or have entered into commercial operation or had their electric power accounted for within the scope of the CCEE or directly engaged with a concessionaire or permit holder of electric power distribution, the distributor must identify those cases.

If the volume of energy generated in a particular month is higher than the energy consumed in that particular month, the consumer has a credit that can be used to reduce the next month’s invoice. In accordance with the new regulation, the effective period for energy credits was increased from 36 to 60 months and the credits may be applied to the consumption of units by the same owner located in other places, as long as the service area is from the same distributor. This type of use for credits is referred to as “distance auto-consumption”.

Another new feature available under the regulation is the ability to install distributed generation in condominiums (companies with multiples consumption units). Under this feature, the energy generated can be distributed in specific percentages defined by the consumers.

ANEEL also created the “shared generation” scheme which allows parties interested in being part of a consortium or cooperative to install distributed mini/micro generation and use the energy generated to reduce the invoices of all members of the consortium or cooperative.

In terms of the procedures necessary to connect the micro/mini generator to the distribution network, ANEEL set up rules that simplify the process for access requests by creating specific forms to be completed by the consumers and reducing the period, from 82 days to 34 days, which distributors have to connect the 75kW plants. In addition, from January 2017, customers will be able to make access requests and monitor their progress online.

In 2018 ANEEL made a Public Consultation, CP 10/2018, to discuss the improvement of the rules applicable to micro and distributed mini-generation (Normative Resolution No. 482/2012) where it seeks to evaluate alternatives to reduce the loss of reception of distributors.

Resolution No. 771

Public Hearing No. 81/2016 resulted in repricing related to the billing of the technical losses from the connections to the consumer units, in the cases of external measurement (SMC - System of centralized measurement) made through locations in poles or other structures owned by the Distributor.

A calculation method was established to discount from the customer's bill the losses that occurred in the connections made through branches of external measurement systems.

Resolution No. 237

On June 6, 2016, the Ministry of Mining and Energy (“MME”) issued Resolution No. 237 allowing energy distribution companies to request to the MME that their investments in high voltage distribution systems and in substations be categorized as priority. Such classification allows the distributors to issue “infrastructure debentures”, which are financing bonds with maturities longer than those of normal bonds, and that also have tax benefits for creditors. The grant of this benefit to energy distribution companies was as a result of an initiative carried out between the Brazilian Electric Energy Distributors Association (“ABRADEE” in its Portuguese acronym) and the Ministry of Mining and Energy.

Provisional Measure No. 735

On June 22, 2016, ANEEL issued Provisional Measure No. 735, establishing the following changes:

1)   Sectoral Commissions:

•

Beginning on January 1, 2017, the Chamber of Electric Energy Commercialization (“CCEE” in its Portuguese acronym) will replace Eletrobás in performing the collection activities for the Global Reserve of Reversal (“RGR” in its Portuguese acronym), Energy Development Account (“CDE”) and the Fuel Consumption Account (“CCC”), as well as, in managing the financing for the payment of the administration and operational expenditures incurred in this sectorial funds.

•

Beginning on January 1, 2030, the CDE’s annual installments allocation will be made in proportion to the electric energy consumer market in MWh served by the distribution companies and the distribution and transmission concessionaires. The geographical location will no longer be taken into account. From January 1, 2017 to December 31, 2029, a gradual and uniform reduction will be applied in order to eliminate the actual proportion (4.53 for the CDE installments in the South, South East, North and North East regions).

•	Beginning on January 1, 2030, the cost per MWh of the CDE’s annual installments paid by the consumers will be pro rata allocated to their voltage levels, as follows:
-	High Voltage = 1/3 x Low Voltage cost
-	Medium Voltage = 2/3 x Low Voltage cost
•	From January 1, 2017 to December 31, 2029, a gradual and uniform reduction will be applied in order to reach the above proportions.

2)   Itaipú Binacional’s Tariff

Itaipú Binacional (“Itaipú”) is a hydroelectrical power plant constructed as part of the International Agreement signed between Brazil and Paraguay on April 26, 1973, for the development of the hydroelectric resources of the Parana River located at the Brazilian-Paraguayan border (from the Seven Falls to the Iguazú’s River mouth).

The transfer tariff of Itaipu’s energy is fixed in US$/kW for monthly contracted capacity. Brazilian energy distribution companies must pay Eletrobas monthly through Itaipu’s Electric Energy Commercialization account an amount equal to the product of the monthly contracted capacity quota multiplied by the transfer tariff of Itaipu’s energy, both as approved by ANEEL.

Beginning on January 1, 2016, in accordance with Article 6 of Provisional Measure No. 735, a new transfer tariff of Itaipu’s energy was established, which will be included in the total cost of the 15.3 multiplier factor over the energy transfer cost referred to in Appendix C of the Brazilian-Paraguayan Itaipu Agreement.

3)   Tenders

•	For the electric energy generation, transmission and distribution concessions that will not be renewed, the Brazilian government may propose a sale/tender of the new 30‑year concession period.

Law No. 13, 2013: Beneficiaries to the discount in the Tariffs for Using Distribution System (“TUSD”) and Tariffs for Using Transmission System (“TUST”)

Law No. 13,203, published on December 8, 2015, broadened the scope of beneficiaries able to use the discount under TUSD/TUST, as well as, the volume and use of the energy when it is considered and used for self-generation:

•

ANEEL will establish a discount of up to 50% to the TUSD/TUST tariffs for those hydroelectrical energy projects with total capacity less than or equal to 3,000 kW and those energy projects based on solar, wind, biomass and qualified co-generation whose total capacity connected to the distribution and transmission systems is less than or equal to 30,000 kW. The discount will be applicable to energy production and consumption that is:

(i)	purchased/sold for this type of projects and
(ii)	used as own production for those entities beginning operations on January 1, 2016.
•

ANEEL will establish a discount of up to 50% to the TUSD/TUST tariffs for those solar, wind, biomass and qualified co-generation energy projects whose total capacity connected to the distribution and transmission systems is more than 30,000 kW and less than 300,000 kW and that comply with the following criteria:

(i)	the project was originated as a result of the energy auction carried out on January 1, 2016; or
(ii)	the project was authorized to begin operations on January 1, 2016.

In implementing Law No. 13,203, ANEEL established Public Audience No. 38 that will replace Resolution No. 77/2004. The discounts will result in a significant increase in the amounts that are subsidized by the CDE, thus, increasing the tariffs for consumers of our subsidiaries Enel Distribución Río S.A. and Enel Distribución Ceará S.A. The fixed percentage discount of 50% proposed by ANEEL for these type of energy projects is the minimum that may be applied based on current regulations.

White Tariff

On September 12, 2016, ANEEL Resolution No. 733/2016 approved the conditions for applying a low voltage time-of-use tariff, the “White Tariff”.

The “White Tariff” is a new time-of-use tariff option that indicates to consumers the fluctuation in the value of energy at a particular date and time of consumption. It will be offered to consumers supplied low voltages (127V, 220V, 380V and 440V, Group B) and those consumers from Group A (high voltage) that comply with certain criteria under the White Tariff.

Resolution No. 733/2016 states the following with regard to the White Tariff:

•	The application will begin in January 2018 for consumers already connected with monthly consumption greater than 500 kWh (12 cycles average) and for new connections;
•	The application will begin in January 2019 for consumers already connected with monthly consumption greater than 250 kWh (12 cycles average);
•	After January 2020, it will be applied to all consumers;
•	The value of energy, under this tariff option, will be obtained from peak, intermediate and off-peak periods and are approved by ANEEL during its periodic review of the distribution companies.
•	The “low income” (under specific regulation of ANEEL) and public lighting consumers cannot opt for the White Tariff;
•	The energy meter equipment cost will be charged to the distributor, except for meter equipment with additional features; and
•	Any potential customization of the consumption unit will be charged to the owner.

Adjustment to pricing rate for Enel Distribución Río S.A. (formerly Ampla)

On March 14, 2017, Enel Distribución Río S.A. signed the New Concession Contract (Sixth amendment) as a result of the public hearings No. 95 and No. 58. During the hearings, the regulations and application of the rates to the registered distributors were discussed, in order to amend the rules of the concession contract, in accordance with Decree 2194/2016.

The new rules applied to determine the adjusted rates for 2017, included, among other modifications, the use of the IPCA index instead of the general market price index (“IGP-M”). The unrecoverable revenue was transferred from Part B to Part A and new regulatory loss indexes were applied. As a result, ANEEL approved an average adjustment of -6.51% for Enel Distribución Río S.A. For low voltage consumers, especially residential ones, the average adjustment was of -6.24%. The average adjustment for medium and high voltage customers was of -7.12%.

Transfer of other Transmission Installations (Demais Instalações de Transmissão or “DIT”) for distribution companies

On February 13, 2017, ANEEL issued Resolution 758/2017 establishing that voltage installations under 230 kV (Basic Grid) (hereinafter referred to as “DIT”) property of electrical energy transmission companies, should be transferred to and classified in property, plant and equipment of concessionary companies providing electrical energy distribution services.

The following DIT will be transferred to Enel Distribución Río S.A. on its first ordinary rate review after January 1, 2019. Enel Distribución Ceará S.A. will not receive any DIT.

Other Transmission Installations (DIT)	Km	Classification	Operational situation	Responsible Distributor	Proprietary Transmitter
IMBARIE	-	SE DIT	In operation	Enel Distribución Río S.A.	Furnas
IRIRI	-	SE DIT	In operation	Enel Distribución Río S.A.	Furnas
Transmission line 138 KV ADRIANOPOLIS/MAGE RJ	48	LD	In operation	Enel Distribución Río S.A.	Furnas
Transmission line 138 KV CAMPOS/IRIRI RJ	98	LD	In operation	Enel Distribución Río S.A.	Furnas
Transmission line 138 KV IMBARIE/ARIANOPOLIS RJ	15	LD	In operation	Enel Distribución Río S.A.	Furnas
Transmission line 138 KV IRIRI/ROCHA LEAO RJ	12	LD	In operation	Enel Distribución Río S.A.	Furnas
Transmission line 138 KV ROCHA LEAGO /MGE RJ	108	LD	In operation	Enel Distribución Río S.A.	Furnas

ANEEL considers that this measure will improve the operating efficiency of the power grid. The incorporation of the DIT into the distribution companies will take place in the first rate review after January 1, 2019. According to current regulations, at that time, the power lines and substations will be accounted for as part of the property, plant and equipment of the distribution Company, and they have to be incorporated on the calculation rate process. The distributing companies will be compensated for a value equivalent to the non-depreciated assets, within 30 days after the rate review of the distribution Company receiving the DIT.

Adjustment to energy rate for distribution companies including the devolution of the cost of the Reserve Energy Order (EER) with the highest included in the adjustments.

Through Resolution No. 2,214 / 2017, ANEEL published the rates of all of the power sector distribution companies to return in April 2017 the highest cost values of Angra III included in the rates.

For the period of April 2017, the energy rate for Enel Distribución Rio, Enel Distribución Ceará and Enel Distribución Goias were reduced in order to return the values of the costs of Angra III. The objective is to return the effects of the inclusion of the Part A of the Reserve Energy Order (“EER”) corresponding to the contracting of the Angra III plant one time only. Remembering that, via the natural rate adjustment process of the distribution companies, these amounts would be returned to the consumers in 12 months.

The procedure was divided into two stages: In the first, in April 2017, the rate will be reduced to revert the values of Angra III included from the previous rate-setting process and, at the same time, it will cease to consider the future cost of the EER of that plant. In the second stage, which started on May 1, 2017, and continues until the next rate-setting process of each distribution Company, the rate will cease to include (i) the future cost of the EER of Angra III and (ii) for the distribution companies which already experienced the adjustment in 2017, as is the case of Enel Distribución Rio, the value of the return in 12 months that was already included in the rate.

Modifications to review period of Enel Distribución Goias pricing from October 2017 to October 2018

In a Public Meeting, ANEEL approved ENEL’s request to change the review period of the rates of Enel Distribución Goias to 2018, after discussing the issue in a Public Hearing. As a result, the decision was to perform the review, which will be performed in October 2018 and every 5 years, with the new cut-off date for investments being April 30, 2018.

In addition to working on the quality of the information, the postponement will allow us to recover within the Remuneration Base past costs assigned as OPEX (capitalization of additional costs) and immediately recognize the investments made in the first year of ENEL's operation in the company, as of such moment and until April 2018.

Enel Distribución Goias Adjustment

On October 17, 2017, ANEEL authorized the rate price adjustment of Enel Distribución Goias by means of Resolution No.2,317. The annual rate adjustment of Enel Distribución Goias had an average effect on the rates of the consumers of 14.65%, with 12.03% on average for High Voltage consumers and 15.89% for Low Voltage consumers.

Public Hearing 066/17‑ WACC

On March 6, 2018, ANEEL approved the result of AP066, established to review the weighted average cost of regulatory capital of the distribution segment related to Sub-module 2.4 of the Tariff Regulation Procedures - “PRORET”. The Board of Directors, unanimously, decided to revoke the forecast for updating the weighted cost of capital in 2018 and approve a new version of Sub-module 2.4 of the Tariff Regulation Procedures – “PRORET”, which establishes the anticipation of the methodological revision for the year 2019, with application from January 2020.

Public Hearing 052/17 – Operating Cost

On March 6, 2018, ANEEL approved the result of the AP052 with updating of the parameters related to the definition of the Regulatory Operating Costs - Submodules 2.2 and 2.2A of the Tariff Regulation Procedures - PRORET. The efficiency of Enel Distribución Ceará remained unchanged at 100%, remaining as one of the most efficient distributors in management of operating costs in Brazil according to ANEEL.

Operating Cost Efficiency Index

Enel Distribución Ceará	100.00%
Enel Distribución Goias	78.37%
Enel Distribución Rio	59.50%

Enel Distribución Rio Adjustment

On March 13, 2018, ANEEL approved the provisional result of the Fourth Periodic Tariff Review of Enel Distribución Rio, as of March 15, 2018, consolidated after evaluating the contributions made at Public Hearing No. 078/2017.

The result leads to the average effect on consumers of 21.04%, which is 19.94% for consumers connected to High Voltage and 21.46% for those connected to Low Voltage. The T component of Factor X is fixed 0.00% and the technical losses is fixed at 9.1%.

Enel Distribución Ceará S.A. Tariff Adjustment

On April 17, 2018, ANEEL approved the provisional inflation results of Enel Distribución Ceará, as of April 22, 2018.

The result leads to the average effect on consumers of 4.96%, which is 7.96% for consumers connected to High Voltage and 3.8% for those connected to Low Voltage.

Enel Distribución Goiás S.A. Tariff Adjustment

On October 16, 2018, ANEEL conformed the result of the review of Enel Distribución Goiás, as of October 22, 2018.

The result leads to the average effect on consumers of 18.54%, which is 26.52% for consumers connected to High Voltage and 15.31% for those connected to Low Voltage.

Enel Distribución São Paulo (ex Eletropaulo) Tariff Adjustment

On April 04, 2018, ANEEL approved the tariffs applicable for the consumers.  This process resulted in a tariff adjustment of +16.4%, made up by an economic adjustment of +10.5% and a financial adjustment of +5.9%.  After eliminating the financial adjustment of the previous year (0.6%), the average effect to the consumer amounted to +15.8%, which is greater for consumers connected to High Voltage (+17.7%), while those connected to Low Voltage received a lower increase of 15.1%.

Enel CIEN Adjustment

Resolution No. 2408, dated October 22, 2018, established the annual income allowed (RAP) for the public service concessionaires of electric power transmission, for those available transmission facilities under its responsibility.

The values of Enel CIEN are: Garabi I (RAP: R$ 72,667,795.35 and adjusted PA: R$ - 6,579,727.76) and Garabi II (RAP: R$ 179,367,079.58 and adjusted PA: R$ - 6,834,803.35).

Electric Vehicles Charging

Through Normative Resolution No. 819 of 2018, ANEEL established the procedures for electric vehicle recharging activities.

The distributor may, at its discretion, install charging stations in its concession area intended for the public charging of electric vehicles, which must be classified in the subclass electric vehicle charging station of the consumption class itself (Group Tariffs A - MV and HV or Tariff B3 - LV).

In the event of revenue generation at the distributor's charging station, these may be established at freely negotiated prices, applying to the activity the procedures and conditions for the provision of ancillary activities, in the terms of Res. 581/2013 (partial reversion to reasonable tariffs and a separate accounting standard);

The provision of electric vehicle charging activities by the distributor is at its own risk, and the assets that make up the infrastructure of the charging stations will not be part of its asset base;

The charging of other electric vehicles, not of property of the consumer is permitted, even for commercial exploitation purposes at freely negotiated prices;

The installation of the charging station shall be notified in advance to the distributor, in the event that the installation results in the need to create or alter the consumer unit;

Information from the charging stations shall be sent by the distributor to ANEEL every six months on a consolidated basis (January and July);

In the event that it is necessary to adapt the electricity network and the metering system, the costs will be made using the criteria set forth in the regulations in force;

Any interested consumer may register with ANEEL, using their own form, a charging station for consumers of their ownership;

Public charging equipment shall be compatible with open protocols in the public domain for communication and remote supervision and control.

Electric vehicle charging equipment shall comply with the regulations and standards established by the distributor, as well as other applicable standards issued by the competent official bodies, including ANEEL's regulations;

The injection of electric energy into the distribution network from electric vehicles is prohibited, as well as participation in the Energy Compensation System (Res. 482);

The rules on compensation for electrical damage are fully applied to electric vehicle charging installations, and the distributor may establish specific electrical safety standards for installations (only LV);

Enel Generación Fortaleza

The Fortaleza Thermoelectric Generating Plant (hereinafter CGTF), the Enel Group's natural gas-operated thermal plant in Brazil, is without fuel supply due to the unilateral termination of the supply contract by Petrobras. The plant was built under the guidelines of the Programa Prioritario de Termoelectricidad (Thermoelectric Priority Program or PPT), a government program established during the energy rationing period that occurred in the country in 2001 that aimed to stimulate the construction of thermoelectric plants in the system. To this end, the government secured the financing of the projects by BNDES, as well as the supply of fuel by Petrobras for up to 20 years. The formula for adjusting the gas price of fuel contracts was regulated and defined through Portaria published by the Ministry of Mines and Energy.

In this context, Enel Brasil filed a lawsuit against Petrobras in order to re-establish the supply of gas to the plant, stating that Petrobras cannot unilaterally rescind the contract as it was guaranteed by the Union through a government PPT program. We obtained a mandate that determined Petrobras' gas supply for the plant, which was rejected on July 2, 2018. Enel Brasil appealed the decision and in the judicial instance, the Special Court of the Federal Regional Court (TRF) has granted a new mandate to force Petrobras to return the gas supply to the CGTF under the conditions of the contract signed under the PPT. On December 11, 2018, Petrobras was notified of the decision, which will remain in effect until the appeal is heard. Petrobras may file an appeal before the Superior Court of Justice in Brasília.

It should be noted that, during the last few months, Enel Brasil has worked with the Brazilian Government and Congress to find the best solution to the problems related to the electricity sector mentioned above, and with the rejection of PLC No. 77/2018 (formerly PL10.332), Enel Brasil will act institutionally together with the Ministries to seek the publication of an interministerial regulation that deals with the solution of gas supply within the framework of the PPT and together with the advisors of the presidential candidates to define a way of moving forward on  the consensual issues that were not approved in PLC 77/2018.

In addition, on August 3, 2018, CGTF requested suspension  together with the Regulator ANEEL of  the contractual obligations in which it required : (i) determination of gas supply or determination that Petrobras deliver energy for CGTF under penalty of short-term market exposure associated with lack of gas supply; (ii) recognition of exclusion of CGTF's liability by the public authority from  the breach of the PPT between July, 1,2018 and the date of commencement of operation, under the conditions established by MME's one-time solution, eliminating the application of any penalty and incidental contractual, commercial and regulatory obligations on CGTF.

To date ANEEL has not pronounced a final decision, because in the last Board meetings in which the process was discussed, there were requests further points of view by other Directors. Consequently, Enel Brasil continues working with ANEEL's Board of Directors for a positive solution.

Proposal for a solution to the short-term lack of market liquidity

The Brazilian short-term market has been illiquid since 2015, the year in which several legal limits were granted to hydro generators for their assumption of non-hydrological risks. This is because the thermal dispatch carried out outside the order of costs of service , the import of energy without physical guarantee and the impact of the structuring plants (Belo Monte, Jirau and Santo Antônio plants) displaced their generation and exposed them to the market in the short term on account of non-manageable factors unrelated to hydrological risk. In this way, the hydro generators would be exempted to pay their debts in the market in the short term, sum that currently  amounts to R$ 6.95 billion and represents about 70% of the total book value of the market.

In substitution of the rejected PLC 77/2018, an amendment to PLS 209/2015 was presented that calculates the impact of the non-hydrological risks assumed by the hydro power plants and compensates them through the extension of their concession term, with the condition of the abandonment of judicial processes and the payment of their debts. The objective of this solution is to solve the impasse of the hydro generators and restore the liquidity of the Brazilian market in the short term.

In addition to the legislative solution, ANEEL is discussing an agreement based on Law 13.203/2015 that recognizes the compensation for the impacts of the year 2015 as a regulatory asset to be received through the extension of the granted term. It also includes the condition of desisting from legal processes and payment of its debts.

Public Consultation ANEEL- No. 15

ANEEL opened a public consultation to obtain subsidies on the WACC's methodology and update for the distribution, transmission and generation segments.

It proposes three alternative methodologies:

Alternative A

•	Maintenance of the current methodology (WACC / CAPM)
•	Replacement of some further series in the calculation
•	That data windows used in Dx / Tx / Gx become compatible

Alternative B

•	Maintenance of the current methodology (WACC / CAPM)
•	Nationalization of the WACC calculation
•	That data windows used in Dx / Tx / Gx become compatible

Alternative C

•	Adoption of an alternative methodology to define the WACC to be adopted

The agents had until September 30, 2018 to contribute. In summary, Enel Brasil contributed the following elements:

1)	with the objective of obtaining coherent parameters for the WACC calculation, it understands that these are tools that the regulator must provide when calculating the WACC:

a) Adequate statistical treatment to the series of data used, with the use of the average as a measure of  a tendency for all the series and with the withdrawal of eventual outliers, in order to bring greater consistency and robustness to the results;

b) The correct selection of data series to correctly reflect the real risks faced by energy distributors, especially for the beta parameter.

c) In the case of the risk-free asset parameter, the use of other criteria to choose the series (such as Convexity), not exclusively the duration as a model for assessing the sensitivity of a flow of capital to the time of duration as a function of changes in interest rates.

2)	The reduction verified in the calculation of the beta parameter based on the American market is not consistent with the current business risk of the distribution segment in Brazil.
3)	corroborates the current methodology for calculating the cost of capital of third parties and refutes the substitution of its calculation based on data from the secondary debentures market

Public Hearing No. 61/2018

The Superintendencies of ANEEL are working together to develop the Transmission Geographic Data Base (BDGT) that will be used in the future for various purposes, such as, survey of assets and attributes of transmission facilities, support to the processes of annual income review and technical analysis of blackouts in the transmission system.

In this context, ANEEL has composed the list of assets and their attributes to compose the database. The creation of the BDGT will lead to the publication of a specific Normative Resolution, which will define the main issues related to obligations and deadlines.

The proposal is that the regulation of the BDGT enters into force at the close of publication of the standard. With regard to the accounting part in the BDGT the term will be up to 6 (six) months after ANEEL creates the loading routine and these data.

The contribution period is from December 20, 2018 to February 17, 2019.

Public Hearing No. 60/2018

ANEEL decided for the opening of the Public Hearing, with a view to collecting subsidies and additional information for the improvement of the voltage conformity regulation.

In summary, the problem to be addressed is related to the improvement of the control stages of the sample measurement process, in particular the stage of installation of measurement, extraction and data processing. According to the regulator, there is currently a low inspection capacity at these stages of the process, where reduced traceability is detected.

Therefore, the problem analyzed in the Regulatory Impact Analysis focused on the reinforcement of the inspection capacity and on the reduction of information asymmetry, in the stages of installation of the measurements and treatment of the data from these measurements. The deadline established by the regulator for the receipt of contributions closes on February 18, 2019.

Public Hearing No. 56/2018

ANEEL established the Public Hearing to collect subsidies and additional information to improve the proposal for adaptation of article 24 of Normative Resolution No. 414/2010, which deals with the requirement imposed on the National Observatory to carry out studies regarding the necessary time for the use of public lighting and lighting in internal roads of condominiums, taking into consideration the specificities of each locality.

Article 24 of REN 414/2010 provides for studies to be carried out by the National Observatory (NO) for alteration of the time to be considered for consumption of electric energy in public lighting and in condominium internal roads. However, the NO requested ANEEL to exclude this allocation, since it does not have sufficient elements to carry out the studies in question.

ANEEL presents 4 alternatives to solve the previous problem:

-	Maintain the current regulation.
-	Only withdraw the accomplishment of the studies by the NO and maintain the possibility of performance of studies by the interested parties.
-

Change the regulation, withdrawing the performance of studies by the NO and carrying out studies through existing tools (by ANEEL), maintaining the possibility of performance of studies by the interested parties.

-

Change the regulation, withdrawing the performance of studies by the NO and promoting a tender (by ANEEL) to contract the studies for the calculation of the time of artificial illumination by Municipality, maintaining the possibility of performance of studies by the interested parties.

-

Change the regulation, withdrawing the performance of studies by the NO and forcing the distributors to carry out the studies for all the municipalities in their areas within a certain period (1 year).

Public Hearing No. 28/2018

ANEEL established the second phase of the Public Hearing to obtain subsidies and additional information to improve the proposal for the review of Module 5 of the Distribution Procedures (PRODIST) and the improvement of the recurrent reading process with respect to Normative Resolution No. 414/2010.

Among the proposals presented by ANEEL, the following stand out:

-

Impeded access - access: The alternative proposed in the first phase of AP No. 28/2018 was to offer the distributor a minimum list of solutions to the consumer, mandatory in the cases of impeded  access and optional, for the others. Now, ANEEL proposes that distributors offer solutions at their discretion, considering their operational reality and that of the location of the consumer units.

-

Impeded access - Instruments that verify the visit to the meter: The initial proposal considered that the distributor should present proof that it has visited the consumer unit with access restriction. As some distributors said that they already use georeferencing techniques and photographs to check where impeded access exists, ANEEL understood that it is necessary that the other distributors need to adapt.

-

Impeded access - Charge for inability to do a reading: ANEEL maintained the initial proposal of maintaining the regulations in force, that is, not allowing the distributor to charge the consumer when there is an unsuccessful attempt to read, even due to responsibility of the latter.

-

Impeded access  - Invoicing: value to be invoiced, as long as the impeded access persists: ANEEL opted for invoicing considering the arithmetic average of the last twelve months. Criterion for the adjustment of the invoicing, after the regularization of the reading: Limitation of retroactive collection, with period of limitation with the application of the provisions of article 113 of Normative Resolution No. 414/2010.

•

ANEEL's proposal foresees that self-reading will be a prerogative of the distributor, who can evaluate the benefits and risks of delegating that activity to the consumer. Therefore, the problems derived from self-reading should be treated in a manner equivalent to the failures derived from the readers hired by the distributors, i.e., if there is incorrect invoicing due to self-reading, the application of article 113 of Normative Resolution No. 414/2010 should be considered.

•	Reading by group of months: ANEEL proposes to maintain the regulations in force, allowing this modality only for consumers located in rural areas.
•

The consumer units invoiced by estimate (articles 72 and 91 of Normative Resolution No. 414/2010) for the non-obligation of the installation of the measurement, such as public lighting, traffic lights and others, was evaluated not to be reasonable in that the invoicing does not occur in the calendar month but as if there were a fictitious metering reading. Thus, the agency proposes that, in these situations, the invoicing corresponds mandatorily to the calendar month, in order to improve the consumer's understanding of the days invoiced and to avoid the proportionality of the tariff bands.

•

Regarding the possibility of postponing the receipt of low-value invoices, ANEEL understood this to be a timely practice. Thus, the proposal is to allow such procedure, provided that the accumulation of invoices does not occur for more than three cycles and that the consumer can, at any time, choose not to have his invoices accumulated.

ANEEL intends to define the validity of the changes from the beginning of 2020.

Public Hearing No. 46/2018

In the period from October 4 to December 3, 2018, ANEEL established Public Hearing No. 46/2018, with the objective of collecting subsidies and additional information for the improvement of the review of the regulation of the continuous supply of electricity.

This is the first phase of the improvement process, in which the alternatives presented in the Regulatory Impact Analysis will be discussed.

The objective is to encourage the improvement of service quality, addressing the following issues: focus of the compensations for violation of individual continuity indicators, formulation of compensations, tariff reviews and structure of continuity indicators. With regard to compensation, the proposal is to update the limits established to guarantee quality improvement for consumers with lower service levels than expected, based on higher compensated values.

The formulation of compensation will be simplified, excluding quarterly and annual limits. The proposal is to modify the basis for calculating the value to be compensated, which withdraws from the compensations items that cannot be handled by the distributors, such as the purchase of energy and sectoral expenses.

Another proposal is that interruptions of external origin should not be considered in the compensations. Thus, distributors will be held responsible only for events that occur in their area of operation, aligning Brazilian regulation to international practice. The calculation of the indicators, however, will continue to count all the amounts that impact consumers.

The contribution period ended on December 3, 2018 and the second phase of the public hearing was opened in the first semester of 2019.

Decree No. 9.642 of December 27, 2018

The ANEEL, in the use of its mandate, vetoed the cumulative application of tariff discounts, using the one that grants the greatest benefit to the consumer.

Office No. 18 of January 4, 2019

The ANEEL, in the use of its mandate, received the preliminary negative judicial decision determining the suspension of paragraph II of article 113 of Normative Resolution No. 414/2010, ordering that, when a billing error occurs for reasons attributable to the distributor, the limit of the return to consumers will be 10 years instead of 36 months, as determined by the resolution.

Colombia

In 1994, the Public Utility Law (Ley de Servicios Públicos Domiciliarios, Law 142) and the Electricity Law (Ley Eléctrica, Law 143) were passed. These laws set out the general criteria and policies ruling the public utility service provision in Colombia, as well as the procedures and mechanisms for regulating, monitoring and overseeing them.

The Electricity Law puts the constitutional focus into practice, regulating the generation, transmission, distribution and sale of electricity, creating the market and competitive environment, strengthening the industry and setting the boundaries for government intervention. Taking into account the nature of each activity or business, general guidelines were established for developing the regulatory framework, creating and implementing the rules that would allow for free competition in the power generation and sales industries, while the directives for the transmission and distribution industries were geared toward treating these activities as monopolies while seeking out competitive conditions wherever possible.

The main institution in the electricity sector is the Mining and Energy Ministry, whose Mining Energy Planning Unit, (Unidad de Planeación Minero Energética, or UPME) draws up the national Energy Plan and the Generation and Transmission Expansion Plan. The Energy and Gas Regulatory Commission (Comisión de Regulación de Energía y Gas or CREG) and the Public Service Superintendency (Superintendencia de Servicios Públicos, or SSPD) regulate and oversee, respectively, the companies in the industry, and the Superintendency of Industry and Commerce is the national authority for free trade protection issues.

The electricity industry operates on the basis of electricity-selling companies and the large consumers being able to buy and sell energy through bilateral contracts or on a short-term energy exchange market, called the “energy exchange” that operates freely according to supply and demand conditions. In addition, long-term auctions of Firm Energy within a Reliable Charge scheme are carried out to promote the expansion of the system. The market is operated and administered by XM, which is in charge of the National Dispatch Center (Centro Nacional de Despacho, CND), and the Commercial Interchange System Manager (Administrador del Sistema de Intercambios Comerciales, ASIC).

Peru

The main legislations in the regulatory framework for doing business in the power industry in Peru are:

-	Electricity Concessions Law (DL 25,844) and its regulations (DS 009‑93‑EM).
-

Law to Ensure Efficient Development of Electricity Generation (Law No. 28,832); and its Regulations, DS 019‑2007‑EM (Regulation of the Compensation Mechanism among the regulated users of the SEIN), DS 027‑2007‑EM (Transmission regulations), DS 052‑2007‑EM (Supply of Electricity Bidding Regulations), DS 022‑2009‑EM (Unregulated electricity users Regulations) and DS 026‑2016‑EM (Regulation of Electricity Wholesale Market.).

-	Decree promotion of generation with non-conventional renewable sources in Peru (DL 1,002) and its Regulation (DS 050‑2008‑EM)).
-	Decree improving the regulation of electricity distribution to promote access to electrical energy in Peru (DL 1,221) and its Enabling Regulations (DS 018‑2016‑EM).
-	Decree amending several rules of the Electric regulation framework of Peru (DL 1,041) and Regulations (DS 001‑2010‑EM).
-	Law that Strengthens Energy Security and Promotes the Development of the Petrochemical Complex in the South of the Country (Law 29,970) and its Regulation (DS 038‑2013‑EM).
-	Anti-Monopoly and Oligopoly Law of the Electricity Sector (Law 26,876) and Regulations (DS 017‑98‑ITINCI).
-	Law Creating the Energy and Mining Investments Supervisor Agency “OSINERGMIN” (Law 26,734) and its Regulations (DS 054‑2001‑EM).
-	Technical Standard of the Quality of the Electricity Services (DS 020‑97‑EM).
-	Regulations for the conservation of the Environment in Electrical Activities (DS 029‑94‑EM) and Hydrocarbon Activities (DS 015‑2006‑EM).
-	Framework law on Climate Change (Law 30,754).

Law 25,844 specifies that the Peruvian power sector is divided into three large segments – Generation, Transmission and Distribution – in such a way that more than one activity cannot be carried out by the same company. The Peruvian power grid is made up of a single power grid called National Interconnected Grid (SINAC), in addition to a few isolated power grids. The Company performs its operations in the electrical energy generating segment as a member of SINAC.

According to the Law, the operation of the generating companies will be subject to the provisions of the Economic Operation Committee of the National Interconnected Grid - COES-SINAC, with a view to coordinating their operation at minimum cost, guaranteeing the security of the supply of electrical energy and better use of the energy resources. The COES-SINAC administers the transfers of power and energy between generating companies, considering the injections and withdrawals according to the contracts, and it sets a value on such transfers every month, as well as also compensation for the owners of the power grids and compensation for other generating companies, according to the regulations stipulated in that regard by OSINERGMIN.

The main purposes of Law 28,832 are to i) ensure the sufficiency of efficient generation of electricity, which reduces the exposure of the electricity system to price volatility and the risk of rationing due to lack of energy; and ensures the consumer a competitive electricity rate; ii) reduces administrative intervention in calculating generating prices by means of market solutions; and iii) promote effective competition in the generation market.

The main changes introduced by the Law are related to the participation in the short-term market of generation companies, the distribution companies and the unregulated large customers, including both distribution companies and unregulated customers as members of COES-SINAC, modifying the structure of this agency. In addition, the bidding mechanism that must be followed by the electricity distribution companies in order to enter into electricity supply contracts with the generating companies aimed at supplying the public electricity service and optionally for the unregulated users was introduced.

The sale of energy that the generators make to distributors that are destined to the public service of electricity, will be carried out at Generation Level Prices that are calculated as the weighted average of Contracts without Bidding and Contracts resulting from Tenders. The purpose of this provision is to establish a mechanism that promotes investments in new generation capacity through long-term electricity supply contracts and firm prices with distribution companies.

By means of Supreme Decree No. 026‑2016‑EM, the Regulation of the Wholesale Electricity Market (MME Regulation) was approved. Among the main aspects of the MME Regulation are: it incorporates the definition "MME" which is made up of the short-term market ("MCP") and the mechanisms for assigning complementary services, operational inflexibilities and allocation of congestion rents.

The participants authorized to buy on the MCP are: the generators to meet their supply contracts; the distributing companies to serve their unregulated users, up to 10% of the maximum demand; and large users to attend to up to 10% of their maximum demand.

The COES will calculate the marginal energy costs and marginal congestion costs, evaluate the transactions on the MME on a daily basis and the results will be made available to the participants on the COES web portal. The Congestion Rents will be assigned among the Participants in accordance with the provisions of the respective Procedure. The participants must have guarantees of payment of their obligations in the MME, in addition to incorporating the actions by the COES in the event of non-compliance with the payment obligations by a participant.

Decree No. 1,002 creates a promotional regime for non-conventional renewable sources of energy “RER”; it also creates a mechanism that guarantees income paid through the demand via the rate charged at the connection usage charge. Its purpose is to incorporate up to 5% of the production of electrical energy by means of renewable energy sources and the generation of RER is promoted via tenders.

Decree No. 1,221 amends several articles of the Law on Electricity Concessions DL 25844, introducing mainly the following changes in the scope of distribution:

-

The Ministry of Energy and Mines will determine a Technical Responsibility Zone for each distribution concessionary Company, with the possibility of expanding their current concession zone by assuming nearby rural areas, whose Works may be financed by the State and received by the concessionary companies with a recognition of actual audited Operating and Maintenance costs.

-

It establishes the carrying out of studies and the setting of Value Added Distribution (VAD) individually for each distribution concessionary Company providing services to more than 50,000 suppliers, according to the procedure set in the Regulations.

-	Recognition of an additional charge for technological innovation projects previous approved by OSINERGMIN, equivalent to a maximum percentage of the annual revenues.
-	Incentives to improve the quality of the service as of the current quality until the target value is achieved.

Supreme Decree No. 018‑2016‑EM amended the Enabling Regulations of the Electricity Concessions; the main amendments are that it incorporates the possibility of installing supplies with intelligent metering; these installations and their investment costs will be owned by the distribution Company; O&M will be considered in the VAD; the proposed Technical Responsibility Zones (ZRT) will be published in advance; technological innovation projects will be included in the VAD and they will be compensated by means of a charge for power.

Likewise, with respect to customers who may choose to belong to the regulated or free market, Supreme Decree No. 018-2016 maintained the following provisions:

•	The range for customers who may choose to be regulated or unregulated was maintained between 200 and 2500 kW.
•	The change of condition shall be notified to the current supplier at least one year in advance. The user must remain in the new condition for at least 3 years.
•	Customers whose peak demand is greater than 2,500 kW are unregulated customers.

Legislative Decree No.1,041 amended several articles of the Law on Electrical Concessions (DL No. 25,844) and the Law to Ensure Efficient Development of Electrical Generation (Law No. 28,832).

Supreme Decree No. 001‑2010‑EM regulated DL 1041, which amends the electrical regulatory framework, for dispatching natural gas and the remuneration of power and energy. A special remunerative regime was also created for the cold reserve that will be put out to tender by PROINVERSION, to prevent any rationing due to a deficit in generation. As far as the transmission regime is concerned, the responsibility of payment of the rate base of the Guaranteed Transmission System was finally amended to assign it exclusively to the users.

Law No. 29,970 extends the guaranteed income mechanism of Law No. 27,133 to energy security projects and promotes the participation of State-owned companies in those projects. It creates a system of compensation for costs of natural gas in the north and south charged to the transmission usage charge. This law creates a subsidy mechanism to be paid for electrical demand to finance natural gas infrastructure (transportation, storage, support and others) and generation using natural gas, which results from the planning and awards processes managed by the State.

Within this framework, the South Peruvian Gas Pipeline Project (GSP) was tendered, a contract that was terminated in February 2017 due to the fact that the concessionaire did not comply with the financial closing within the established contractual term.

Through Law No. 30,754, the Framework Law on Climate Change was enacted. It is governed by the principles of Law 28,611, General Environmental Law; Law 28,245, Framework Law of the National Environmental Management System, National Environmental Policy, and the United Nations Framework Convention on Climate Change. It will allow the State to issue standards related to the development of RER generation, electric vehicles and sustainable investments consistent with the Paris Agreement.

Legislative Decree No. 1394 modifies articles of the National Environmental Impact Assessment System Law (SEIA), and the Law creating SENACE. The objective is to strengthen the functioning of the competent authorities, in order to modernize and ensure a timely and efficient evaluation of environmental management instruments.

Legislative Decree No. 1451 modified article 122 of the Law of Electrical Concessions, which defines the criteria for restricting vertical or horizontal integration in the sector. The modification incorporates provisions for those cases of vertical integration that do not qualify as acts of concentration according to the regulations of the matter.

Supreme Decree No. 033‑2017‑EM, stipulates that the Enabling Regulations of the Electricity Wholesale Market, approved by means of Supreme Decree No. 026‑2016‑EM, come into force as of January 1, 2018.

Supreme Decree No. 040‑2017‑EM amended articles 95 and 96 of the Enabling Regulations of the Law on Electricity Concessions, related to operating the system in Exceptional Situations and with the information on the generating units as provided by the agents that imply operating inflexibilities; article 7 of the Enabling Regulations of the Electricity Wholesale Market with regard to assigning costs for operating inflexibilities; and Final Provision Sixteen of the Technical Standard of Quality of the Electricity Services with regard to the fact that no sanctions and/or compensations are applied in Exceptional Situations.

Supreme Decree No. 043‑2017‑EM amended: article 5 of Supreme Decree No. 016‑2000‑EM, stipulating that the generating companies that use natural gas as fuel must declare the single price of gas once a year, coming into force as of July 1, 2018, except for the first period of the declaration. The COES checks that the declared value is at least the result of applying a formula that considers the Contractual Daily Amount, the specific consumption, take or pay contracts and the price of the supply of natural gas, without including transportation and distribution.

Supreme Decree No. 005-2018-EM modifies several articles of the Regulations of the Wholesale Electricity Market, approved by Supreme Decree No. 026-2016-EM, are modified in order to specify aspects related to the participation, guarantee, default, elimination or exclusion of participants in the MME.

Supreme Decree No. 017-2018-EM establishes the Rationing Mechanism for situations that place at risk the supply of natural gas, understood as an “emergency”, which is the total or partial shortage of natural gas in the internal market, duly qualified by the Ministry of Energy and Mines.

Supreme Decree No. 022-2018-EM (modified by D.S. No. 026-2018-EM) modifies the Regulation of Electricity Supply Tenders, approved by Supreme Decree No. 052-2007-EM, in order to establish provisions on the procedure for the evaluation of proposals for modification of contracts resulting from tenders.

Non-Conventional Renewable Energy

-

In Brazil,  ANEEL holds auctions by technology considering the expansion plan set by the Empresa de Pesquisa Energética (“EPE”), the planning agency; so that the target amount set for non-conventional renewable energy capacity is met.

-

In Colombia, Law No. 1,715 was enacted in 2014, which created a legal framework for the development of non-conventional renewable energy, in which guidelines for declarations of public interest, as well as tax, tariff and accounting incentives were established. As part of the implementation, the Ministry of Mines and Energy enacted Decree No. 2,469 in 2014, establishing guidelines for energy policy on supply of self-generation surpluses. In 2014, CREG published resolution 132 defining the methodology for determining the firm energy of the geothermic plants to be able to access the Reliability Charge. Likewise, CREG issued Resolution No. 24/2015, regulating high-scale self-generation activity, and the Mining Energy Planning Unit (“UPME”) issued Resolution No. 281/2015, establishing the limit for low-scale (equal to 1MW) self-generation.

In addition, CREG issued Resolution Nos. 11 and 212 in 2015, encouraging mechanisms to act in response of the demand. Likewise, the regulatory authority published resolution 61 of 2015 to determine the methodology for calculating the firm energy of wind farms in order to enable them to participate in the Reliability Charge scheme, which was recently amended by resolution No. 167 of 2017. The Ministry of Mines and Energy issued Law Decree No. 1,623 in 2015 that established guidelines on zone expansion policies, and Law Decree No. 2,143 that outlined the application of fiscal and tax incentives established in Law No. 1715. In 2016, the UPME issued Resolution No. 45/2016, establishing procedures for the request of certificates to support Sources of Non-Conventional Energy’s (FNCE in its Spanish acronym) projects and to obtain the list of goods and services exempted from duties or value added tax (“VAT”).

In 2017, CREG published Document 161 in which it set forth four alternatives for integrating Non-Conventional Sources of Renewable Energy (FNCER) into the generating capacity, including: i) Green bonus, ii) Long-term contracts pay for what is generated, iii) Long-term contracts of average energy, and iv) Long-term contracts pay for what is contracted.

In 2016, the Ministry of Environment and Sustainable Development (Ministerio de Ambiente y Desarrollo Sostenible or MADS) issued Resolution No. 1,283, which establishes the procedures and requirements for obtaining environmental certifications for new investments in projects for sources of non-conventional energy and the efficient management of energy, in order to obtain the tax benefits specified in Articles 11, 12, 13 and 14 of Law No. 1,715. Likewise, MADS issued Resolution No. 1.312/2016 that establishes referral terms for preparing Environmental Impact Study’s required for environmental licenses for sources of wind energy projects, as well as Resolution No. 1,670 of August 15, 2017 by which it adopted the terms of reference for the preparation of the Environmental Impact Study (EIA), required for the processing of the environmental license for projects using photovoltaic solar energy.

Finally, the Ministry of Environment and Sustainable Development, through Decree 2.462 of December 28, 2018, establishes that only projects exploring and using alternative energy sources that come from biomass to generate energy with an installed capacity greater than 10 MW, excluding solar, wind, geothermal and tidal energy sources, will require an Environmental Diagnosis of Alternatives, or DAA.

In February 2017, the Energy and Gas Regulatory Committee, through Resolution No. 243 of 2016, issued the methodology for calculating the Firm Energy of the Photovoltaic Solar Plants, necessary for this technology to be able to participate in the assignations of the Reliability Charge. This resolution was amended by Resolution No. 201 of 2017.

In September 2017, the Ministry of Mines and Energy issued decree 1543, which regulates the Non-Conventional Energy and Efficient Energy Management Fund, or FENOGE, whose purpose is to finance FNCER and efficient energy management programs, by fostering them, promoting them, stimulating them and incentivizing them, through the autonomous equity. Among others, programs and projects aimed at the residential sector of stratus 1, 2 and 3 may be financed in whole or in part both for implementing small-scale self-generation solutions and improving the energy efficiency by promoting good practices, equipment for the final use of energy, adapting internal installations and architectural remodeling.

The FENOGE Operating Manual, which contains aspects related to sources of financing, destination of resources, organizational structure, methodology for presenting and selecting projects and the execution process, was published recently by means of Resolution MME No. 41407 of 2017.

In February 2018, CREG Resolution No. 030 of 2018 was issued with simplified procedures to authorize the connection of Small Scale Distributed Autogenerators (less than 1 MW), Large Scale Autogenerators up to 5 MW and Distributed Generators (up to 0.1 MW) using Non-Conventional Renewable Energy Sources (NCRE). In the case of resources less than 100 kW, a procedure was defined by means of a registration form with the Distributor, without the need for connection studies which entails very short periods of review of the application (5 days), as well as testing and connection (2 days), which in all cases requires minimum technical conditions in terms of electrical protection and safety.

In March 2018, the Ministry of Mines and Energy issued Decree No. 0570 of 2018, by which the public policy guidelines for the contracting of Long-Term Energy are dictated. The objectives of the Decree are to strengthen the resilience of the generation matrix through risk diversification, promote competition and efficiency in price formation through new and existing projects, mitigate the effects of climate variability and change through the use of available renewable resources, strengthen national energy security and reduce GHG emissions, in accordance with COP 21 commitments. The Ministry of Mines and Energy, CREG, UPME, and other competent entities have a period of 12 months from the entry into force of the Decree to update the current regulations that allow planning, connection, operation, and measurement for the integration of electricity generation projects that are developed from the application of the mechanism.

Giving continuity to the mentioned Decree, the Ministry of Mines and Energy issued Resolutions 40791 and 40795 of August 2018, finalizing the construction cycle of the public policy that will allow to comply with the objectives of strengthening, complementing and diversifying the energy matrix of the country and establishing a historical milestone such as the launching of the first long term electric energy auction in the country. As a fundamental element of the issuance of these resolutions, a long-term energy auction is created that will allow, among others, the greater incorporation of renewable energies into the national energy system.

Through Resolutions 41,307 and 41,314 of December 2018, the Ministry of Mines and Energy officially called for the first auction of electricity for long-term contracting, which took place on February 26, 2019 which seeks to diversify, complement and boost the competitiveness of the energy matrix, making it more resilient to climate variability, contributing to the reduction of carbon dioxide emissions and guaranteeing the country's energy security.

This process will award 1,183,000 megawatt-hours per year, through long-term average annual energy contracts valid for 12 years. The start date of the obligations of the assigned generation projects will be December 1, 2021.

The auction will only consider power generation projects whose initial date of operation is after December 31, 2017, which will be evaluated based on four criteria: resilience, complementary state of resources, regional energy security and reduction of CO2 emissions.

The Ministry of Mines and Energy will publish the minutes of the contract no later than the first week of January 2019, while the UPME, the entity responsible for the administration of the mechanism, will disclose the specifications and specific conditions for the auction on the same date.

-

In Peru, a target up to 5% has been set as the Non-Conventional Renewable Energy share in the country’s energy system. It is a nonbinding target and the regulatory agency, OSINERGMIN, holds differential quota tenders by technology and limited prices to help reach the goal.

In 2016, the Fourth Tender of Energy Supply with Renewable Energy Resources (“RER” in its Spanish acronym) for the National Interconnected Electricity System (“SEIN” in its Spanish acronym) was carried out. The tender was awarded to thirteen projects consisting of two biomass plants, two solar plants, three wind plants and six hydroelectrical plants, and will add 430.1 MW to the SEIN. The reference date for commercial operation of these RER generation projects of this tender is until 2020. The average tariffs per MWh awarded were: US$ 77 for biomass; US$ 37 for wind; US$ 48 for solar; and US$ 46 for hydro.

-

In Argentina, on October 21, 2015, Law No. 27,191 for Renewable Energy was published, replacing Law No. 26,190. The new regulation postpones reaching an 8% share in the national demand of energy with renewable sources for generation to December 31, 2017 and establishes a second stage goal of reaching a 20% share in 2025 by establishing mid-objectives of 12%,  16% and 18% for the years ended 2019, 2021, and 2023. The enacted law creates a Fiduciary Fund (“FODER”) to finance works, grant tax benefits for renewable energy projects and establish exemptions for specific taxes and national, provincial and municipality royalties until December 31, 2025. The customers categorized as Large Users (>300 Kw) will comply on an individual basis with the renewable share goals, establishing that the price of contracts will not exceed US$ 113 per MWh, and setting sanctions for those not fulfilling the goals.

On March 30, 2016, Decree No. 531/16 was published and established the following formalities for the implementation of Law No. 27,191 and the modified Law No. 26,190:

•	The Ministry of Energy and Mining (“MEyM” in its Spanish acronym) is the regulator authority.
•	Generators/traders are allowed to enter into contracts requesting a demand equal to or more than 300 KW or with distribution companies acting on their behalf.
•	CAMMESA will call public tenders to supply consumers with a demand of less than 300 KW.
•	All CAMMESA’s purchases are guaranteed by the Fiduciary Fund (“FODER”).
•	The FODER will be financed with funds from the Treasury and a specific fee will be applied to the demand supplied by CAMMESA.
•	The energy goals must be fulfilled with renewable energy generated from power plants within the country.
•	To use the tax benefits, it is necessary to have an authorized certificate of inclusion within the renewable energy regime.

The MEyM, CAMMESA and the Executive Committee will be responsible for establishing the methodology for determining fines for the non-compliance of goals, the use of the Fiduciary Fund (FODER) and tender specifications.

MEyM Resolution Nos. 71/2016 and 72/2016, both issued on May 17, 2016, as part of the implementation of Law No. 27,191 and Decree No.531/16, began the process of public tenders for contracts within the Wholesale Electricity Market of renewable energy under the so called “Programa RenovAr – Ronda 1” with a total requirement of 1,000 MW distributed as: Wind: 600 MW; Solar: 300 MW; Biomass: 65 MW; Mini-hydro: 20 MW; and Biogas: 15 MW.

The tender is structured with a maximum price for technology as established by the government. CAMMESA is the buyer of the energy with prices in US$ per MW (without indexation) and contracts for a 20 ‑year term.

A total of 123 offers with an aggregate 6,366 MW participated in the tender, of which 105 complied with the specifications (42 wind energy offers, totaling 2,870 MW; 50 solar energy offers, totaling 2,305 MW; 8 biomass and biogas energy offers, totaling 23 MW and 5 micro-hydro offers, totaling 11 MW. On September 30, 2016, after reviewing the economic offers, the results indicated that most of the offers were below the Maximum Tender Price established by the MEyM. The minimum price for wind energy was US$ 49 per MWh and US$ 59 per MWh for solar energy. Finally, the Ronda 1 of the Programa RenovAr awarded 29 projects for a total of 1,142 MW.

Subsequently, a new tender (“Ronda 1.5”) was carried out for Programa RenovAr, which awarded 30 projects with a total of 1,281.5 MW at an average price of US$ 54 per MWh (765.4 MW wind and 516.2 MW solar).

Finally, Programa RenovAr (Ronda 1 and 1.5) awarded 59 projects with a total of 2,423.5 MW at a weighted average price of US$ 57.44 per MWh. All of the Ronda 1 projects already signed their contracts and subsequently the same will be done with the Ronda 1.5 contracts.

On August 17, 2017, by means of MEyM Resolution No. 275‑E/2017 The National and International Open Call for Bids was made to interested parties in bidding for contracting, in MEM, electrical energy from renewable sources of generation within the framework of “Programa RenovAr (Ronda 2)”. The idea is to award 1,200 MW (550 MW wind and 450 MW solar). The date for submitting the bids is October 19, 2017, and the award will be made on November 29, 2017.

Subsequently via Resolution No. 473/2017, the qualified, but unsuccessful projects, were invited following the original order of merit until an additional number equivalent to 50% of the original call for bids was filled.

In all, for Ronda 2 of the Programa RenovAr,  88 projects for 2,043 MW were awarded in 18 provinces at an average price of US$51.5 per MWh.

Furthermore, on August 18, 2017, MEyM Resolution 281/2017, stipulating the regime of the Market of Electrical Energy from Renewable Sources was published. Subsequently, various administrative aspects were regulated by means of provision No. 1/18 of the Undersecretariat of Renewable Energy.

In September 2018, the Undersecretary for Renewable Energies presented Round 3 of the Programa RenovAr, known as MiniRen, whose main characteristic is the use of the capacities available in medium voltage networks and the promotion of regional development in Argentina.

The RenovAr MiniRen program offers 400 MW of power throughout Argentina, to be connected to medium voltage networks of 13.2 kV, 33 kV and 66 kV. The maximum allowed power per project is 10 MW, while the minimum is 0.5 MW.

In regards to the contractual part, the awarded projects will sign an electric power supply contract (PPA) with CAMMESA, in the same way as in the previous rounds, and an agreement to adhere to the FODER to guarantee 3 months of invoicing for the contracted projects.

The schedule for Round 3 began in October with the publication of the specifications, and will continue from March 2019 with the period for submitting bids, the process of qualification, award and signing of contracts that will end in July 2019.

On the other hand, from Round 2 a total of 82 projects were signed for 1,969.1 MW out of 88 awarded projects. The Secretariat of Energy of the Ministry of Finance reported that the period for signing contracts for the supply of renewable electricity had ended.

Limits on integration and concentration

In general, all of the countries have legislation in effect that defends free competition and, together with specific regulations that apply to the electricity market, defines criteria to avoid certain levels of economic concentration and/or abusive market practices.

In principle, the regulators allow the participation of companies in different activities (e.g. generation, distribution, and commercialization) as long as there is an adequate separation of each activity, for both accounting and company purposes. Nevertheless, most of the restrictions imposed involve the transmission sector mainly due to its nature and to the need to guarantee adequate access to all agents. In Argentina and Colombia, there are specific restrictions if generation or distribution companies want to become majority shareholders in transmission companies.

Regarding concentration in a specific sector, in Argentina, there are no specific limits that affect the vertical or horizontal integration of a company. In Peru, integration is subject to the authorization of the Instituto Nacional de Defensa de la Competencia y Protección de la Propiedad Intelectual (“INDECOPI”), an antitrust authority that is able to establish commercial conduct. In Colombia, no company may have a direct or indirect market share of over 25% in electricity sale activities, although two criteria have been established for generating activity. One of these relates to participation limits depending on market concentration (HHI) and the size of the players according to their Firm Energy, and the other relates to pivotally conditions in the market depending on the availability of resources to meet system demand. In addition, Colombian companies created after the Public Service Law was enacted in 1994, can only engage in activities that complement generation/sales and distribution/sales. Finally, in Brazil, with the changes taking place in the power industry under Law No. 10,848/2004 and Decree No. 5,163/2004, the ANEEL gradually perfected regulations, eliminating concentration limits as no longer compatible with the prevailing regulatory environment. However, regulatory approval is required for consolidations or mergers to take place between players operating within the same business segment.

Market for unregulated customers

In all of the countries where the Group operates, distributing companies can supply their customers under regulated or freely-agreed conditions. The supply limitations imposed on the unregulated market are as follows:

Country	kW threshold
Argentina	> 30 kW
Brazil	> 3,000 kW or > 500 kW (1)
Colombia	> 100 kW or 55 MWh-month
Peru	> 200 kW (2)
(1)	The >500 kW limit applies if energy is purchased from renewable sources, for which the government provides incentives through a discount on tolls.
(2)	On July 24, 2016, Supreme Decree No. 018‑016‑EM established that:
o	the demand of customers that can choose between regulated and unregulated markets (those clients with a demand between 200 kW and 2,500 kW) is measured by each point of supply;
o	regulated customers whose demand is over 2,500 kW, will remain as regulated customers for one year; and
o	customers whose demand at each point of supply is more than 2,500 kW are classified as unregulated customers.

b)    Tariff Revisions:

General Aspects

In the countries where the Group operates, selling prices charged to clients are based on the purchase price paid to generators plus a component associated with the value added in distribution. Regulators set this value periodically through reviews of distribution tariffs. As a result, distribution is essentially a regulated activity.

Argentina

In Argentina, the first review of Edesur’s tariffs scheduled for 2001 was cancelled by the authorities due to the country’s economic and financial crisis, and tariffs were frozen starting with that year. Edesur’s tariff restructuring started in 2007 with the enforcement of the “Acta Acuerdo,” or Agreement Act. The last tariff adjustment made to date went into effect in 2008 (with a positive effect on the added value distribution, or VAD), when tariffs were adjusted for inflation (applying the cost monitoring mechanism, or MMC, provided for in the Agreement Act).

In November 2012, ENRE passed Resolution No. 347 authorizing a fixed charge to be added on invoices which differs for various categories of customers. This charge will finance infrastructure works and corrective maintenance through a trust (FOCEDE). Additionally, in July 2012, the ENRE appointed an observer in Edesur; the appointment is still in effect, although this does not imply loss of control of the company.

SE Resolution No. 250/13 was published in May 2013 authorizing compensation for Edesur’s debt corresponding to revenues originating from the application of the Program for the Rational Use of Electricity (PUREE) until February 2013, with a credit in its favor from recognition of the MMC for the six-month periods between May 2007 and February 2013. In addition, the SE Resolution No. 250/13 instructed CAMMESA to issue in Edesur’s favor what are termed as Sales Settlements with Unspecified Due Dates for values exceeding the compensation mentioned above, and authorized CAMMESA to receive these settlements as partial payment of Edesur’s debt.

Subsequently, SE Resolution No. 250/13 was supplemented and extended to December 2014 by SE Nos. 6852, 4012, 486 and 1136. The accounting effects of these compensations positively affect the company's financial results. However, to date, the Comprehensive Tariff Review included in the Renegotiation Agreement Act is still pending in order to adapt revenues to Edesur's costs and obligations.

On March 11, 2015, the Secretary of Energy issued Resolution No. 32/2015, which among other things: (i) approved a transitory revenue increase for Edesur as of February 1, 2015 to pay for the energy acquired from the electricity market, salaries and assets and services supply; such increase, on account of the Integral Tariff Review (“RTI” in its Spanish acronym), arose from the difference between a theoretical tariff framework and the tariff framework in force for each category of user, according to the calculations of the Ente Nacional Regulador de la Electricidad (“ENRE”), and will not be converted into a tariff, but instead will be satisfied with transfers from CAMMESA to Edesur with Argentine National Government funds; (ii) provided that as of February 1, 2015, the funds from the PUREE will be considered part of Edesur revenues, also on account of the RTI; (iii) confirmed the procedure for the Cost Monitoring Mechanism (“MMC”) through January 31, 2015; and (iv) instructed CAMMESA to issue LVFVD in amounts determined by ENRE as a result of higher salary costs for Edesur due to the application of Resolution No. 836/2014 of the Secretary of Labor. In addition, Resolution No. 32/2015 allowed payment plans to be defined for the payment of remaining balances with the Wholesale Electricity Market (“MEM”) and instructed ENRE to initiate actions prior to the RTI process. As a consequence of the above, during the year ended December 31, 2015, revenues of US$ 538 million were recognized, which are presented in the statement of comprehensive income as follows: for point (i), US$ 405 million under “Other operating income” and ThUS$ 984 under “Financial income”; for point (ii), US$ 51,889 million under “Revenues” (Energy Sales); for point (iii) US$ 17 million  under “Other operating income”; and for point (iv), US$ 62 million under “Other operating income”.

Although SE Resolution No. 32/2015 represented the first step towards an improvement in the economic situation of Edesur, it anticipates that investments will still be financed with mutual loans with CAMMESA. Mechanisms for the payment of remaining balances with MEM are still pending, as well as, revenue updates from increases in operational costs. On the other hand, tariffs have remained frozen since 2008.

On December 16, 2015, the National Executive Branch enacted Decree No. 134/2015, which declared a state of emergency for the National Electricity sector through December 31, 2017, and instructed the newly created Ministry of Energy and Mining (“MEyM” in its Spanish acronym) to prepare and implement a national program to improve the quality and safety of the electrical supply and guarantee that it is provided under the best technical and economic conditions.

In following with those instructions, on January 27, 2016, MEyM Resolution No. 6/2016 was published, which approved the Summer Quarterly Re-Scheduling (February 2016 – April 2017) tariffs for the MEM that are determined based on the “Procedures to Schedule the Operations, Dispatch of Generation Units and Pricing”. The tariffs consider a reduction in tariff subsidies and differentiate pricing schemes for those residential customers saving energy, and a new social tariff. This resolution is a significant step in the process of reconstructing the payment chain in the electric market.

In addition, on January 28, 2016, MEyM Resolution No. 7 applicable specifically to Edesur S.A. and Edenor S.A. was published, instructing the ENRE to adjust, through the RTI, the value added from distribution (“VAD”) in the tariff tables for energy distribution companies, by using the Transition Tariff Regime. MEyM Resolution No. 7 further instructed that a social tariff be applied instead of PUREE to the population of consumers falling under the criteria defined by the resolution. Finally, the resolution instructed that all necessary procedures be carried out to apply the RTI to energy distribution companies before December 31, 2016.

On January 29, 2016, ENRE issued Resolution Nos. 1 and 2 to return to Law No. 24,065 and normalize the electricity sector that was claimed by Edesur’s representative’s multiple times. Resolution No. 1/2016 established the new tariff table to be applied to each type of customer as of February 1, 2016 and in accordance with the guidelines of MEyM Resolution No. 7/2016, as well as, the new rules on supplying for streamlining with monthly invoicing. Resolution No. 2 terminated FOCEDE, which was created on January 31, 2012, and created a new mechanism for funds collected through Resolution No. 347/12 that are now deposited to a bank account authorized by the Argentine Central Bank instead of a fiduciary fund.

On April 5, 2016, the Secretary of Energy issued Resolution Nos. 54 and 55. Resolution No. 54 approved the tender specifications expected to be granted on May 27, 2016, for contracting an advisor for the RTI of Edesur. Resolution No. 55 approved the RTI program for 2016, which defined the criteria and methodology that Edesur must follow to perform its tariff studies. To prepare tariff proposals, the ENRE defined target quality parameters and the managing criteria to be used by Edesur, as well as the internal rate of return to be used in the calculation of their distribution cost.

On August 8, 2016, as part of the tariff renegotiation process, ENRE issued Resolution No. 463/2016, establishing the quality parameters for technical services and the value of costs for non-supplied energy required to complete the RTI.

Likewise, on August 29, 2016, ENRE issued Resolution No. 492/2016, establishing the quality parameters for commercial services and technical products. This resolution contains economic parameters for compliance with terms and time reductions for re-establishing energy supplies.

On August 30, 2016, ENRE stated that the Internal Rate of Return would be 12.46% pre-tax and 8.10% after tax.

Edesur submitted reports requested under ENRE Resolution No. 55/2016. On September 1, 2016, it submitted the reports “Red Ideal” and “Plan de Inversiones Plurianuales”, and on September 6, 2016, it submitted reports related to the basis and criteria for (i) operating costs; (ii) requirements for revenues and tariff calculations; (iii) tariff structure and transferring of costs to wholesale consumers; (iv) the mechanism for updating its own distribution costs; and (v) results and its economic-financial model.

On September 28, 2016, ENRE through Resolution No. 522/2016, summoned a public audience for a hearing on October 28, 2016, to notify and allow comments on tariff proposals presented by distribution companies for the next five-year period; this is part of the Comprehensive Tariff Review Process and prior to the definition of tariffs applicable by the distributors in such five-year period.

On December 30, 2016, ENRE issued Resolution No. 626, which approved the document titled “Final Resolution Public Audience” (Resolución Final Audiencia Pública, in Spanish) prior to defining the tariffs to be applied. Likewise, it transferred to the MINEM’s Undersecretary for Coordination of Tariff Policy (Subsecretaría de Coordinación de Política Tarifaria in Spanish) the topics discussed at the hearing that fall within the purview of that regulatory body.

The resolutions that contain the new Tariff Tables and Tariff Regime were issued in February 2017.

On February 1, 2017, ENRE issued Resolution No. 64/2017, which finalized the RTI and that as a result of it establishes the annual remuneration recognized to Edesur S.A. in the sum of Arg$14,539,836,941 (ThUS$944,448).

In connection with the new tariff structure and charges, MEyM instructed ENRE to limit the VAD increase as a result of the RTI process to be applied as of February 1, 2017 to 42% as compared to the VAD currently in effect. The application of the remaining VAD increase would be made in two stages: the first stage in November 2017 and the second stage in February 2018.

In addition, it instructed ENRE to compensate Edesur S.A. and Edenor S.A. for the difference in VAD as a result of the gradual application of the tariff increases in the RTI, in 48 installments beginning on February 1, 2018, which will be incorporated to the VAD determined on that date.

The new regulation also sets the method for updating the revenues of distribution companies based on fluctuations in economic prices, and all other matters related to service quality and supply requirements.

Upon setting the distribution tariff tables, including the instruction of the MEyM, and the provisions of SEE Resolution No. 20/2017 on seasonal prices from invoicing effective February 1, 2017, the temporary tariff stage of Edesur and the Agreement Act were finalized. Consequently, Edesur will be ruled by the terms stated in its concession contract.

In compliance with the requirements of Article 29 of ENRE Resolution No. 64/17 (Physical follow-up of the works plan), on March 20, Edesur sent a note Ratifying the Investment Plan reported at the proper time for the RTI (in physical terms). It also specified the possibility of adapting it in the future in the event of any changes in the demand. And the need for a prompt resolution of the Liabilities and Assets in order to expedite access to financing for compliance purposes.

Likewise, according to the Law of Administrative Procedures, on March 20, 2017, Edesur S.A. formally filed an appeal with ENRE containing its questioning of ENRE Resolution 64/17, which basically were focused on the treatment of easements, some optimization criteria in defining the capital base, the treatment for recognizing certain tax burdens and objections to the quality regime. We stress the fact that whether the observations and petitions for clarification are accepted or rejected by the regulator will not significantly alter the RTI.

On July 26, 2017, ENRE issued its Resolution 329/2017, which defines the procedure for invoicing the deferred income established in ENRE Resolution 64/2017 (Article 4), specifying that  “…The amount owed corresponding to each rate category will be the sum of the accrued monthly values recognized per rate category…”; establishing the certainty of collection when recalculating, each year, the unrecovered amount owed, deducting the amount actually received from the initial amount owed, and recalculating the remaining installments so as to cover the rest of the amount owed; and the mechanism for updating it, specifying that “…Charges so calculated will be adjusted, as components of the CPD, as stipulated in the ‘trigger clause’ and in the ‘Adjustment Mechanism’ …”

On May 17, 2017, Law 27351 on ELECTRICITY-DEPENDENTS was ratified; it stipulates the gratuity and continuity of the electricity supply, together with the priority of attention, for those people who, due to health problems, require a constant supply of electricity at adequate voltage levels to be able to provide power to the medical equipment prescribed by a registered doctor and which is necessary to prevent risks to the person’s health or life. In this context, on July 26, 2017, by means of ENRE Resolution 292, that regulatory agency stipulated the gratuity of the service and the cost of the connection for this category of users of Edenor and Edesur. Along these same lines, on September 25, 2017, the Ministry of Health, via Resolution 1538‑E, created the “Record of Electricity-dependents for Health Reasons”. With the regulations of the operating questions in order to guarantee the continuity of the supply still to be determined at this date, the compensation for the distribution companies (Law 27351 ARTICLE 11. The Executive will designate the authority to apply this law and will allocate the necessary budget items to comply with its purposes), and the limits of liability of the players involved.

On November 1, 2017, ENRE published Resolution 525 partially sustaining the Appeal for Reconsideration of Judgment filed by Edesur against ENRE 64/2017, accepting its points about the treatment of easements and requesting the company to remit its annual easement regularization plan to be implemented in the period 2017/2021 within sixty days of this notification, and likewise with regard to recognition of the CAMMESA expenses, rates and others that must be present in any future ex-post adjustments and minor modifications to the quality regime and other recognitions.

In an unprecedented event, on October 27, 2017, ENRE, in compliance with resolution of the Ministry of Energy and Mines No. 403 of October 26, 2017, by means of resolutions 526 and 527, summoned a Public Hearing on November 17, 2017. It would address in first place the new reference prices for power and energy and the references prices for power and stabilized reference prices for energy for distribution companies in each one’s equivalent node, for the Summer Seasonal Period of 2017‑2018; electrical energy savings incentives plan; welfare rate and distribution methodology, between the requirement of the MEM, the cost represented by the remuneration for transporting extra high voltage electrical energy and between the requirement of the respective region, and that corresponding to transportation by trunk line distribution. And, in second place, report the impact that the measures that the Ministry of Energy and Mines will have to implement as a result of the Public Hearing summoned by that Ministry via MEyM Resolution 403/2017 will have on the bills of the users of the distribution companies, with regard to the prices of the MEM, the withdrawal of electrical energy transportation subsidies and the criteria for distributing the remuneration of the Transportation Companies among the users of the transportation that this Agency resolved when the Comprehensive Rate Review of Electrical Energy Transportation was performed.

As a result of this, on December 1, 2017, via Resolution 602, ENRE resolved to approve the new values of the Own Distribution Cost of Edesur, by applying the mechanisms provided for in the RTI. At the same time, it issued the Rate Tables reflecting the Seasonal Prices (generation and transportation) contained in the resolution of Secretariat of Electrical Energy No. 1091 of 2017, as well as the new Welfare Rate subsidy tables and bonus for savings in consumption for residential users. As a continuation of the same event, on January 31, 2018, the ENRE approved the new values effective as of February 1, 2018. These tables include a new reduction of wholesale price subsidies, taking it up to a value of 90% of the seasonal price operated in 2017. In addition, they maintain the subsidies to the social rate and a bonus of the stimulus plan, for reduction of the smaller power consumption.

Regarding the Distribution Added Value component, the third installment of the Distribution Cost Increase corresponding to the RTI, the proportional part of the deferred revenue, the Cost Monitoring Mechanism was included in this rate schedule corresponding to the period and the application of the Efficiency Factor. Reflecting, the latter, the compliance by Edesur of the Investment Plan committed in the RTI whenever the expected value was reached.

In this way, the Edesur rate reaches Ar$2.2828 per kWh without taxes as of February 1, 2018. In parallel and in order to resume the normal structural conditions, the Argentine National Government decided not to extend the validity of the Electric Emergency Law (valid until December 31, 2017) and the Economic Emergency (effective until January 6, 2018).

On the other hand, on April 17, 2017, the MEyM issued a note which instructs the Secretariat of Electric Energy (SEE) to determine within 120 working days if there are pending obligations of the Agreement and the treatment to be granted, and to issue a final resolution report during the following 30 days. For these purposes, the SEE requested that Edesur, ENRE and CAMMESA provide the pertinent information.

During December 2017, the MEyM presented its proposal and criteria to consider the treatment of regulatory liabilities. In this proposal, the MEyM clarifies that it accepts to cancel the commercial debt for the purchase of energy from CAMMESA, the fines destined for the State and the difference in the penalties for adjustments applied according to the interpretation of the ENRE. While sanctions for users are applied to additional investments with funds from the State and the debt with CAMMESA for mutual loans and pre-existing sanctions to the Agreement for users, the company should pay them.

With respect to the procedure initiated on December 28, 2017, the MEyM issued another note by which communicated to CAMMESA that the Argentine government is responsible of the obligations that Edesur maintains with CAMMESA for the purchase of electric power in the MEM. This procedure is in accordance to article 15 of Law No. 27,341 by which Edesur must comply with the determination that the MEyM will make regarding the outstanding obligations in relation to the Act Agreement and prior withdrawal of any administrative, arbitral or judicial claim against the Argentine government.

On December 29, 2017, Edesur agreed to the terms of this note.

Likewise, the Company must agree to the determination that the MINEM will make of the obligations pending compliance with the Agreement Act and of the conditions and modalities contemplated for the compensation of such obligations and of the obligations mentioned in this paragraph, prior waiver of any administrative, arbitral or judicial claim against the National State related to the application of the Agreement Act. In the absence of such agreement, the assignment of debt shall be null and void.

To date, drafts have been exchanged with the MEyM, obtaining improvements in terms of terms and rates, leaving elements for final consideration. As of the date of issuance of these financial statements, said process has not been completed.

On March 7, 2018, through Decree PEN 187/18, the National Executive Branch published the new organizational chart of the MEyM. And, subsequently, by means of resolution 64/2018 of the MEyM, the functions of the Ministry of Electricity were transferred to the new Sub-Secretary of Electric Power.

Continuing with what was previously reported on April 20, 2018, the Agreement for the solution of the Regulatory Assets and Liabilities was initialized under the terms previously negotiated. The next steps are the submittal by the Authorities to the Procuration and SIGEN for validation.

On April 25, 2018, the ENRE issued resolution No. 119 which, making use of the figure of "Extraordinary Affectation of the Rendering of the Service" established in the RTI, instructed Edesur to pay compensation to residential users (T1R tariff) for interruptions between March 1 and 6, 2017 (6 days) and between July 14 and 20, 2017 (7 days), whose interruptions were of a duration greater than or equal to 20 hours. This compensation amounted to 49 million pesos.

During May 2018, the Law on Reasonability in Public Service Rates was debated, seeking to bring them back to the value they had in November 2017 and that their update is not greater than the salary variation. The bill was approved by the Chambers of Deputies and Senators and then vetoed on June 1, 2018 (published in Official Gazette) by President Macri.

Also on May 31, 2018, ENRE issued Resolution 0170 which resolves to approve the sanctioning regime for departing from the Investment Plan presented by the distribution companies at the time of the RTI. This resolution is being appealed in view of the fact that it introduces a modification to the current Concession Contract.

Finally, on June 16, 2018, the national government announced the replacement of the Ministers of Production and Energy. Mr. Dante Sica was appointed as Minister of Production and Mining and Mr. Javier Iguacel as Minister of Energy. Mr. Iguacel was previously to be in charge of the National Roads Agency. He is an oil engineer who graduated from the Instituto Tecnológico de Buenos Aires (ITBA) with a vast experience in the oil industry.

These changes are added to the departure on June 14, 2018 of the president of the Central Bank Mr. Federico Sturzenegger, who was replaced by Mr. Luis Caputo, and the elimination of the Ministry of Finance by incorporating it into the Treasury Department.

On July 19, 2018, ENRE issued Resolution 0199, which elevates the quality control of the current Commune/Districts to MT Feeder. It penalizes deviations of 2, 3 or more times over the theoretical indicators that would correspond to each feeder to comply with the objective quality level of the RTI. It is applicable when 100 or more customers are affected, for values of 300 kWh and 600 kWh per user. Valid from Semester 45 (September 2018-February 2019). To date, the new regulations have been analyzed jointly with the legal and technical areas and an appeal has been filed.

On July 30, 2018, within the framework of the Ministry of Energy's intention to gradually increase tariffs, a commitment was signed between MINE and Edesur whereby Edesur will receive 50% of the increase corresponding to the adjustment mechanism foreseen in the tariff as of August 1, receiving the remaining 50% in 6 installments adjusted as of February 1, 2018 and maintaining the Agreed Investment Plan in the RTI.  The same commitment was also signed by Edenor simultaneously.

On the other hand, MINE formally committed itself to promote the Approval (by the Attorney General's Office and SIGEN) and the subsequent signing of the Agreement begun on April 20 for the Solution to the Regulatory Assets and Liabilities corresponding to the Contractual Transition period. It also undertook to move forward with the signing of a new Addendum to the Framework Agreement (collective supplies from underprivileged neighborhoods) in accordance with the proposals made by Edesur.

In addition, verbally, it undertook to resume negotiations for the approval of the Resolution associated with the Remuneration of the Sub-transmission provided by Edesur (PAFTT) and pending in the RTI.

Under the agreed commitment, on August 1, 2018, 50% (7.925%) of the increase corresponding to the August 2018 application of the MMC to Distribution Added Value was applied. Together with this increase continued the intention of elimination of subsidies to the wholesale price of energy, which had been delayed by the devaluation of June and July. With an increase of almost 50%, this led to the price of the Distributors' Large Users (demand greater than 300 kW-months) at approximately Ar$2,700 per MWh and the rest of the distributors' demand at approixmately Ar$1,400 per MWh. In addition the ex-post adjustments were applied corresponding to the reimbursement of the AT Transportation costs of the previous Tariff Schedule (modification of regulations) and to the amounts recognized as compensation for the Debit/Credit tax and the Safety and Hygiene Rates.

On the other hand, MINE used this occasion to modify the TOPES to the Social Rate (maximum % of invoicing with respect to a normal residential customer), thus reducing the subsidies to this rate and the distortions caused in this concept to Distributors that are still pending solution and analysis by ENRE. Regardless of which, the resolution was appealed on August 13, 2018.

On August 23, 2018, the ENRE, through Resolution 222, rejected the appeal filed by Edesur against the sanctioning regime for deviating from the Investment Plan presented in the RTI and published on May 31, 2018. In turn, on September 5, 2018, Edesur filed a new Subsidy Appeal against said resolution.

As for the Agreement for the solution of the Regulatory Assets and Liabilities, beyond the delay in the deadlines, the administrative advances for the definitive signature of the agreement continue to be fulfilled. The Undersecretary of Electric Energy having requested, in the last week of September 2018, both ENRE and the companies involved, the necessary information to be submitted to the National Attorney General's Office and SIGEN.

Also, on September 18, 2018, the 2019 Budget Bill entered Congress with a primary deficit of zero foreseen for that year., and on September 25, 2018, the economist Mr. Guido Sandleris was appointed as president of the Central Bank, replacing Mr. Luis Caputo.

On the other hand, last November 1, 2018, the National Executive Power published Decree 986/2018 which seeks to achieve the installation of a total of 1,000 MW of power within 12 years. In order to obtain the connection authorization, the user must comply with a series of requirements established by the Application Authority, which will also establish the requirements for the technical and safety evaluation that the Distributor must perform on the distribution network, the distributed generation equipment and related devices.

Returning to the scope of electrical distribution, on December 10, ENRE published Resolution 318/2018 in which it approved the methodology and updated the values of remuneration for the sub-transmission service (PAFTT) offered among the distributors Edesur, Edenor and Edelap, effective as of March 6, 2017. This was pending in the Comprehensive Tariff Review. This mechanism makes it possible to remunerate operation and maintenance costs, as well as the recognition of the corresponding losses and the transfer to the tariff of the costs incurred by Edesur for this concept. The net accumulated to date represents for Edesur income of approximately 60 million Argentine pesos (approximatelyThUS$1.5).

Additionally, by means of Resolution No. 366 of the Secretariat of Energy of December 27, 2018, announced  that the new supply cost is approximately 68 US$/MWh, which is 13% lower than the one established in August 2018 due to the improvements in the gas contracts obtained by CAMMESA and the decrease in the international price of oil. On the other hand, the future Seasonal Prices to be transferred to the end users' tariff continue with   subsidy reductions foreseen by the authorities going from around 30% in February to 15% subsidy in August 2019. However, these prices translated into local currency mean an initial increase of 26% in February 2019 and subsequent increases of 6% in May and August 2019.

It is the Government's intention to report all tariff changes during the month of January in order to prevent the issue from seeping into the electoral campaign for the October presidential election.

For Edesur, increases in VAD are expected to be granted in March and December 2019, similar to what happened in 2017 (also an election year). As in this opportunity all deferrals will be recognized and updated to the date of application.

Additionally, on January 7, 2019, through Decree No. 28 of the National Executive Power, Mr. Gustavo Sebastián Lopetegui was appointed official in the position of Minister of Energy as a result of the resignation of Mr. Javier Iguacel, subsequent to the press conference in which the expected tariff increases were communicated.

Brazil

In Brazil, there are three types of tariff adjustments: i) Ordinary Tariff Reviews (“RTO”) which are conducted periodically in accordance with the provisions in the concession contracts (in Enel Distribución Ceará every 4 years and in Enel Distribución Río every 5 years); (ii) Annual Adjustments (“IRT”) since Brazil, unlike other countries, does not automatically index its tariffs to inflation; and (iii) Extraordinary Reviews (“RTE”) when important events have occurred that may affect the financial situation of the distributors.

In September 2012, the government approved Temporary Measure 579, one purpose of which was to reduce certain electricity tariff taxes and special charges paid by the final user, which will be paid in the future with the state budget. In January 2013, the Temporary Measure became Law 12,783, giving rise to Extraordinary Tariff Reviews that resulted in tariffs dropping an average of 18% throughout the country. This reduction affected Enel Distribución Río S.A. and Enel Distribución Ceará S.A. from the end of January 2012 to April 2013 (when the respective annual readjustments went into effect).

In April 2014, ANEEL finalized its periodic tariff review of Enel Distribución Río S.A. for the 2014‑2019 period with retrospective effect on March 15, 2014.

On March 1, 2015, through Resolution No. 1858/2015, Enel Distribución Ceará S.A. had an extraordinary review when its rate increased by 10.28% for purposes of face the increases in charges (Energy Development Account - CDE) and the costs of energy purchase.

The last periodic tariff review of Enel Distribución Ceará S.A. was made in 2015 (the first of our distribution companies using the new fourth tariff cycle technology) for the 2015 – 2019 period, effective beginning on April 22, 2015. Such review was provisional as the methodologies of tariff review were not approved in time. The additional average increase in tariffs was 11.69% as approved under Resolution No. 1882/2015.

Enel Distribución Ceará S.A. will begin to use the fourth tariff cycle methodology in its tariff review in March 2019; however, in March 2015 it has a final average increase of 37.3% (Resolution No. 1.869/2015) essentially due to increases in Section A.

Finally, still in the scope of the fourth tariff cycle, on November 17, 2015, Chapter 2.3 of the Tariff Review Procedures related to the determination of the Basis for Remuneration was approved, under which a Database of Referential Prices was created to value certain variables of the basis for remuneration in the upcoming tariff reviews.

ANEEL approved the results of the first periodic review of Enel Cien S.A. (formerly named CIEN S.A.). Beginning on July 1, 2015, the tariffs decreased 7.49%, as approved by Resolution No. 1.902/2015.

On March 8, 2016, ANEEL approved the tariff adjustment of Enel Distribución Rio (formerly Ampla). Beginning on March 15, 2016, the tariffs were adjusted by an average of 7.38% for all of its customers (7.15% for low voltage consumers and 7.89% for high voltage consumers).

ANEEL, through Resolution No. 2.061 dated April 12, 2016, approved the final results of the fourth periodic tariff review (“RTP”) of Enel Distribución Ceará S.A., which were included in the 2016 adjustments.

ANEEL, through Resolution No. 2.065 dated April 19, 2016, approved the energy tariffs of Enel Distribución Ceará S.A. as a result of the 2016 tariff adjustments. The average increase in tariffs to consumers was 12.97%.

Colombia

CREG is the entity that defines the method by which distribution networks are paid. Distribution charges are reviewed every five years and updated monthly according to the Producer Price Index (“PPI”). Currently, these charges include the new replacement value of all operational assets, the Administration, Operation and Maintenance (“AOM”) and non-electrical assets used in the distribution business.

In Colombia, the current distribution charges for Codensa were published by CREG in October 2009.

The current review of regulated distribution charges began in 2013 with the publication of the assumptions for the remuneration methodology proposed by CREG Resolution No. 43 dated 2013. These assumptions were complemented by the development of the Purposes and Guidelines for Compensation of the Distribution Activity for the period 2015‑2019 in CREG Resolution No. 79 dated 2014.

In February 2015, CREG issued a proposal for Resolution No. 179 of 2014, which proposed a methodology for remunerating distribution activity. The methodology is based on a regulated revenue scheme. Annual revenues are determined using a Regulated Net Assets Basis (“BRA”) and a rate of return (to be defined in separate resolution). Also, it included an annual revenue for incentives to investments and expenditures efficiency and quality improvements.

Additionally, CREG issued Resolution No. 95 dated 2015, which defined a method for calculating the regulated remuneration tariff (“WACC”) for electricity transmission and distribution, as well as for natural gas transportation and distribution.

In February 2018, CREG published Resolution No. 015 of 2018, which definitively decides on the Distribution Remuneration Methodology for the new tariff period, which determines the remuneration over the existing asset base, the presentation of investment plans, the remuneration of operating and maintenance expenses and defines ways to decrease losses and service quality.

Subsequently, as a result of the comments sent by the agents in July 2018, CREG Resolution No. 085 of 2018 was issued by which some provisions of CREG Resolution No. 015 are clarified and corrected. It is expected that by 2019, according to the indicative agenda of the CREG, the new charges that were requested from the regulator in accordance with the aforementioned methodology will be approved.

In September, CREG published Resolution No. 114 of 2018, by which it determined the general principles and conditions that must be met by the mechanisms for the marketing of electric energy in order for its prices to be recognized in the component of costs of energy purchases from the regulated user.

Peru

In Peru, the process for the determination of the distribution rate is carried out every 4 years, and is called "Value Added Distribution Fixation" ("VAD"). Exceptionally, the last process lasted 5 years, since one year was required to implement the last reforms approved in 2015 by Legislative Decree 1221.

In November 2017, the Terms of Reference for the cost studies that distribution companies submit to the regulator in order to begin the process of establishing the VAD for the period 2018-2022 were approved. In this regard, during 2018, the regulator reviewed the proposed cost studies, made observations, and the distribution companies supported technically their proposals.

Throughout 2018, the process of determining the VAD for Enel Distribución for the period 2018-2022 was carried out. At the end of this tariff process, in general, the annual revenues that the company received before the beginning of the process, which corresponded to the tariff period 2013-2017, are maintained.

It should be noted that the Peruvian regulation follows the theory of the efficient model company, so that in each regulatory period the efficient investment costs are established, as well as the standard operation and maintenance costs that will be recognized to each distribution company under the parameters and criteria defined by the Osinergmin (Regulatory Body). Prior to the reform approved by Law Decree No. 1221, the model company was set by typical distribution sectors, which in practice meant grouping the companies that in some cases had different characteristics; while as of this regulatory period, the efficient model company is built individually for each distributor with more than 50,000 clients.